                                                                     EXHIBIT 4.5

                                                                  Execution Copy


________________________________________________________________________________


                        THE CHASE MANHATTAN BANK (USA)

                              Seller and Servicer

                                      and

                    YASUDA BANK AND TRUST COMPANY (U.S.A.)

                                    Trustee


               on behalf of the Series 1995-2 Certificateholders


                        _______________________________

                             AMENDED AND RESTATED
                           SERIES 1995-2 SUPPLEMENT

                           Dated as of July 1, 1996

                        amending and restating in full
            the Series 1995-2 Supplement, dated as of June 1, 1995
                                    to the

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1991

                        _______________________________


                   CHASE MANHATTAN CREDIT CARD MASTER TRUST

                                 Series 1995-2



________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                      Page
                                                                                      ----
SECTION 1.       Designation..........................................................   1
SECTION 2.       Definitions..........................................................   2
SECTION 3.       Minimum Seller Interest, Minimum Aggregate Principal Receivables
                 and Removal of Accounts..............................................  13
SECTION 4.       Reassignment and Transfer Terms......................................  13
SECTION 5.       Delivery and Payment for the Class A Certificates and the Class B
                 Certificates.........................................................  14
SECTION 6.       Depositary; Form of Delivery of Class A and Class B Certificates.....  14
SECTION 7.       Enhancement..........................................................  14
SECTION 8.       Article IV of Agreement..............................................  14

                                               ARTICLE IV

                                      RIGHTS OF CERTIFICATEHOLDERS
                             AND ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.02A.   Rights of Investor Certificateholders................................  15
SECTION 4.02B.   The Series 1995-2 Collection Subaccount..............................  15
SECTION 4.03.    Establishment of Series 1995-2 Investor Accounts.....................  16
SECTION 4.04.    Allocations..........................................................  17
SECTION 4.05.    Determination of Monthly Interest....................................  22
SECTION 4.06.    Determination of Monthly Principal...................................  23
SECTION 4.07.    Required Amount......................................................  24
SECTION 4.08.    Application of Class A Available Funds, Class B Available Funds,
                 Collateral Available Funds and Available Principal Collections.......  24
SECTION 4.09.    Defaulted Amounts; Investor Charge-Offs..............................  27
SECTION 4.10.    Excess Spread; Excess Finance Charge Collections.....................  28
SECTION 4.11.    Reallocated Principal Collections....................................  30
SECTION 4.12.    Group One Excess Finance Charge Collections..........................  30
SECTION 4.13.    Shared Principal Collections.........................................  31
SECTION 4.14.    Determination of LIBOR...............................................  31
SECTION 4.15.    [Reserved]...........................................................  32
SECTION 4.16.    Time of Deposits and Withdrawals.....................................  32

                                               ARTICLE V

                                 DISTRIBUTIONS AND REPORTS TO INVESTOR
                                           CERTIFICATEHOLDERS

SECTION          Distributions........................................................  32
SECTION 5.02.    Monthly Certificateholders' Statement................................  32

                                                                                    Page
                                                                                    ----
                        OTHER SERIES PROVISIONS
SECTION  9.   Series 1995-2 Pay Out Events.........................................  34
SECTION 10.   Series 1995-2 Termination............................................  36
SECTION 11.   Ratification and Reaffirmation of Pooling and Servicing Agreement....  36
SECTION 12.   Ratification and Reaffirmation of Representations and Warranties.....  36
SECTION 13.   Rights Under Section 9.02............................................  37
SECTION 14.   No Subordination.....................................................  37
SECTION 15.   Repurchase of the Series 1995-2 Certificates.........................  37
SECTION 16.   Counterparts.........................................................  38
SECTION 17.   Additional Covenants of the Trustee..................................  38
SECTION 18.   Third-Party Beneficiaries............................................  38
SECTION 19.   Series 1995-2 Investor Exchange......................................  38
SECTION 20.   Servicing Compensation...............................................  39
SECTION 21.   Governing Law........................................................  39
SECTION 22.   Notices..............................................................  39

                                   EXHIBITS

EXHIBIT A-1 - Form of Class A Certificate
EXHIBIT A-2 - Form of Class B Certificate
EXHIBIT B   - Form of Monthly Payment Instructions and
              Notification to the Trustee
EXHIBIT C   - Form of Monthly Certificateholders' Statement
EXHIBIT D   - Form of Servicer's Certificate

          AMENDED AND RESTATED SERIES 1995-2 SUPPLEMENT, dated as of July 1, 1996 (this "Series Supplement") by and between THE CHASE MANHATTAN BANK (USA), a
            -----------------
Delaware banking corporation, as Seller and Servicer, and YASUDA BANK AND TRUST COMPANY (U.S.A.), a New York trust company, as Trustee. This agreement amends and restates in full the Series 1995-2 Supplement, dated as of June 1, 1995, among the parties listed in the preceding sentence.

                                   RECITALS:
                                   --------

          1. Section 6.09(b) of the Agreement (as defined herein) provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

          2. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement.
All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement except as otherwise provided herein. Each capitalized term used or defined herein shall relate only to the Series 1995-2 Certificates and no other Series of Certificates issued by the Trust.

          SECTION 1.  Designation.
                      -----------

          (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Chase Manhattan Credit Card Master Trust, Series 1995-2." Series 1995-2 shall
- --------------------------------------------------------
be issued in three Classes, the first of which shall be known as the "Class A
                                                                      -------
Floating Rate Asset Backed Certificates, Series 1995-2" and the second of which
- ------------------------------------------------------
shall be known as the "Class B Floating Rate Asset Backed Certificates, Series
                       -------------------------------------------------------
1995-2."  In addition, there is hereby created a third class of uncertificated
- ------
interests in the Trust which shall, except as expressly provided herein, be deemed to be a "Class" of "Investor Certificates" for all purposes under the
                -----      ---------------------
Agreement and this Series Supplement and shall be known as the "Collateral
                                                                ----------
Interest, Series 1995-2".
- -----------------------

          (b) The Collateral Interest Holder shall be entitled to the benefits of a Holder of a Class of Investor Certificates under the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and
Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and clause (d) of Section 6.09(b) shall not be applicable to the Collateral Interest.

          (c) Series 1995-2 shall be included in Group One (as defined below). Series 1995-2 shall not be subordinated to any other Series.

          (d) Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1995-2 shall be the July 1995 Distribution Date and the first Monthly Period shall be the Monthly Period ended June 30, 1995.

          SECTION 2.  Definitions.
                      -----------

          "Additional Interest" shall mean, with respect to any Distribution
           -------------------
Date, the Class A Additional Interest, the Class B Additional Interest and the Collateral Additional Interest for such Distribution Date.

          "Agreement" shall mean the Pooling and Servicing Agreement by and
           ---------
between The Chase Manhattan Bank (USA), a Delaware banking corporation, as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as Trustee and all amendments and supplements thereto, including this Series Supplement.

          "Amortization Period" shall mean the period following the Revolving
           -------------------
Period which shall be either the Controlled Amortization Period or the Rapid Amortization Period.

          "Available Finance Charge Collections" shall mean, in the case of any
           ------------------------------------
Monthly Period, Collections of Finance Charge Receivables processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.02(a)) plus an amount equal to the product of (i) the amount of Interchange allocable to the Trust pursuant to subsection 2.05(k) with respect to such Monthly Period (to the extent deposited in the Collection Account on the Transfer Date following such Monthly Period) and (ii) the Investor Percentage with respect to Finance Charge Receivables and such Monthly Period.

          "Available Principal Collections" shall mean, in the case of any
           -------------------------------
Monthly Period, Collections of Principal Receivables processed on any Date of Processing during such Monthly Period, which were allocated to the Investor Interest and were deposited in the Principal Account pursuant to subsection 4.04(d)(iii) or 4.04(e)(iii) (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.02(a)) plus Shared Principal Collections allocated to Series 1995-2 pursuant to Section 4.13 and the Series Supplement of each other Principal Sharing Series and all amounts which this Series Supplement provides are to be treated as Available Principal Collections for the related Transfer Date (including as provided in subsections 4.04(c)(iii), 4.08(a)(iii), and clause (b), (e), (f), (i) and (j) of Section 4.10).

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Monthly Interest and the Monthly Investor Servicing Fee with respect to the related Distribution Date and the denominator of which is the Investor Interest as of the last day of the preceding Monthly Period.

          "Class A Additional Interest" shall have the meaning assigned in
           ---------------------------
Section 4.05(a).

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the Class A Floating Percentage of the Available Finance Charge Collections with respect to such Monthly Period.

          "Class A Certificate Rate" shall mean, with respect to the Class A
           ------------------------
Certificates, for the initial Interest Period, 6.1925% per annum, and for each Interest Period thereafter, a per annum rate of 0.13% above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificates" shall mean any one of the Certificates executed
           --------------------
by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.
            -----------

          "Class A Expected Final Payment Date" shall mean the December 1998
           -----------------------------------
Distribution Date.

          "Class A Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Investor Interest as of such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

          "Class A Initial Investor Interest" shall mean $1,282,500,000.
           ---------------------------------

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.05(a).

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.09(a).

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Transfer Date, an amount equal to the product of (i) the Series 1995-2 Aggregate Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

          "Class A Investor Interest" shall mean, on any date of determination,
           -------------------------
an amount (not less than zero) equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class
          -----
A Certificateholders on or prior to such date, minus (c) the excess, if any, of
                                               -----
the aggregate amount of Class A Investor Charge-Offs for all prior Transfer Dates over Class A Investor Charge-Offs reimbursed pursuant to Section 4.09(a)
      ----
prior to such date and, minus (d) the principal amount of Class A Certificates
                        -----
previously tendered and exchanged pursuant to a Series 1995-2 Investor Exchange.

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.05(a).

          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.06(a).

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.07(a).

          "Class A Servicing Fee" shall have the meaning specified in Section 20
           ---------------------
of this Series Supplement.

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.05(b).

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the Class B Floating Percentage of Available Finance Charge Collections with respect to such Monthly Period.

          "Class B Certificate Rate" shall mean, with respect to the Class B
           ------------------------
Certificates, for the initial Interest Period, 6.3125% per annum, and for each Interest Period thereafter, a per annum rate of 0.25% above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificates" shall mean any one of the Certificates executed
           --------------------
by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.
            -----------

          "Class B Expected Final Payment Date" shall mean the January 1999
           -----------------------------------
Distribution Date.

          "Class B Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Investor Interest as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

          "Class B Initial Investor Interest" shall mean $82,500,000.
           ---------------------------------

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.05(b).

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.09(b).

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Transfer Date, an amount equal to the product of (i) the Series 1995-2 Aggregate Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

          "Class B Investor Interest" shall mean, on any date of determination,
           -------------------------
an amount (not less than zero) equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class
          -----
B Certificateholders on or prior to such date, minus (c) the aggregate amount of
                                               -----
Class B Investor Charge-Offs for all prior Transfer Dates, minus (d) the amount
                                                           -----
of Reallocated Class B Principal Collections allocated on all prior Transfer Dates pursuant to Section 4.11(a), minus (e) an amount equal to the amount by
                                   -----
which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to Section 4.09(a) and plus (f) the amount of Excess Spread and Excess
                                ----
Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to Section 4.10(f) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, minus (g) the principal
                                                        -----
amount of Class B Certificates previously tendered and exchanged pursuant to a Series 1995-2 Investor Exchange.

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.05(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.06(b).

          "Class B Principal Commencement Date" shall mean the Distribution Date
           -----------------------------------
on which the Class A Investor Interest is paid in full or, if the Class A Investor Interest is paid in full on the Class A Expected Final Payment Date and the Rapid Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Payment Date.

          "Class B Principal Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the last day of the immediately preceding Monthly Period and the denominator of which is the Investor Interest as of such day and (ii) during the Amortization Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the end of the Revolving Period, and the denominator of which is the Investor Interest as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.07(b).

          "Class B Servicing Fee" shall have the meaning specified in Section 20
           ---------------------
of this Series Supplement.

          "Closing Date" shall mean June 20, 1995.
           ------------

          "Collateral Additional Interest" shall have the meaning specified in
           ------------------------------
subsection 4.05(c).

          "Collateral Available Funds" shall mean, with respect to any Monthly
           --------------------------
Period, an amount equal to the Collateral Floating Percentage of the Available Finance Charge Collections with respect to such Monthly Period.

          "Collateral Charge-Offs" shall have the meaning specified in
           ----------------------
subsection 4.09(c).

          "Collateral Default Amount" shall mean, with respect to any
           -------------------------
Distribution Date, an amount equal to the product of (a) the Series 1995-2 Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Percentage applicable for the related Monthly Period.

          "Collateral Floating Percentage" shall mean, with respect to any
           ------------------------------
Monthly Period, the percentage (rounded to the nearest ten thousandth of one percent) equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Collateral Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Investor Interest.

          "Collateral Initial Interest" shall mean $135,000,000.
           ---------------------------

          "Collateral Interest" shall mean, on any date of determination, an
           -------------------
amount equal to (a) the Collateral Initial Interest, minus (b) the aggregate
                                                     -----
amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all
           -----
prior Transfer Dates pursuant to subsection 4.09(c), minus (d) the amount of
                                                     -----
Reallocated Principal Collections allocated pursuant to Section 4.11 on all prior Transfer Dates, minus (e) an amount equal to the amount by which the
                      -----
Collateral Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.09(a) and (b), plus (f) the aggregate amount of Excess Spread and
                             ----
Excess Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.10, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, minus (g) the
                                                                 -----
principal amount of the Collateral Interest previously tendered and exchanged pursuant to a Series 1995-2 Investor Exchange; and, provided, however, that the Collateral Interest may not be reduced below zero.

          "Collateral Interest Holder" shall mean the entity so designated in
           --------------------------
the Loan Agreement.

          "Collateral Interest Payment Shortfall" shall have the meaning
           -------------------------------------
specified in subsection 4.05(c).

          "Collateral Interest Servicing Fee" shall have the meaning specified
           ---------------------------------
in Section 20 of this Series Supplement.

          "Collateral Monthly Interest" shall mean the monthly interest
           ---------------------------
distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.05(c).

          "Collateral Monthly Principal" shall mean the monthly principal
           ----------------------------
distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.06(c).

          "Collateral Percentage" shall mean for any Monthly Period, (a) with
           ---------------------
respect to Defaulted Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Collateral Floating Percentage, and (b) with respect to Principal Receivables during the Controlled Amortization Period or Rapid Amortization Period, the Collateral Principal Percentage.

          "Collateral Principal Percentage" shall mean for any Monthly Period
           -------------------------------
following the end of the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

          "Collateral Rate" shall mean, for any Interest Period, the rate
           ---------------
specified in the Loan Agreement.

          "Controlled Amortization Amount" shall mean (a) for any Distribution
           ------------------------------
Date beginning with the January 1998 Distribution Date and ending with the December 1998 Distribution Date, an amount equal to one-twelfth of the Class A Investor Interest as of the last day of the Revolving Period; and (b) for the January 1999 Distribution Date, an amount equal to the Class B Investor Interest as of such last day.

          "Controlled Amortization Period" shall mean, unless a Pay Out Event
           ------------------------------
shall have occurred prior thereto, the period commencing on the close of business on November 30, 1997 and ending on the first to occur of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to the Series 1995-2 Certificateholders of the Investor Interest or (c) the Series 1995-2 Termination Date.

          "Controlled Distribution Amount" shall have the meaning specified in
           ------------------------------
subsection 4.04(d)(iii).

          "Controlled Excess Amount" shall have the meaning specified in
           ------------------------
subsection 4.04(d)(iii).

          "Deficit Controlled Amortization Amount" shall initially mean zero and
           --------------------------------------
shall change as provided in subsection 4.04(d)(iii).

          "Definitive Certificates" shall have the meaning specified in Section
           -----------------------
6.11.

          "Distribution Account" shall have the meaning specified in subsection
           --------------------
4.03(b).

          "Distribution Date" shall mean the fifteenth day of each calendar
           -----------------
month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing July 17, 1995; provided, however, that no Distribution Date shall occur after the earlier to occur of (x) the Distribution Date on which the Investor Interest has been paid in full or (y) the Series 1995-2 Termination Date.

          "Enhancement" shall mean the Collateral Interest.
           -----------

          "Enhancement Provider" shall mean the Collateral Interest Holder.
           --------------------

          "Excess Amount" shall have the meaning specified in subsection
           -------------
4.04(c)(iii).

          "Excess Finance Charge Collections" shall mean amounts available for
           ---------------------------------
allocation to other Series in Group One pursuant to Section 4.10(m) and amounts available for allocation to Series 1995-2 which have been designated as "Excess Finance Charge Collections" in the Series Supplements for other Series in Group One.

          "Excess Spread" shall mean, with respect to any Distribution Date, the
           -------------
sum of the amounts, if any, specified pursuant to Sections 4.08(a)(iv), 4.08(b)(iii) and 4.08(c)(ii) with respect to such Distribution Date.

          "Excluded Series" shall mean any Series designated as an "Excluded
           ---------------
Series" in the applicable Series Supplement (but only if the Rating Agency Condition is satisfied with respect to such exclusion) and thereby excluded from the computation of Minimum Aggregate Principal Receivables pursuant to Section 3 of this Series Supplement.

          "Finance Charge Account" shall have the meaning specified in Section
           ----------------------
4.03.

          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
particular Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the preceding Monthly Period (or in the case of the Monthly Period in which the Closing Date occurs, the Initial Investor Interest) and the denominator of which is the greater of
(x) the Aggregate Principal Receivables in the Trust as of such day and (y) the sum of the numerators used to calculate the floating allocation percentages for all Series then outstanding.

          "Group One" shall mean Series 1995-2 and each other Series specified
           ---------
in the related Series Supplement to be included in Group One.

          "Initial Investor Interest" shall mean $1,500,000,000.
           -------------------------

          "Interest Period" shall mean, with respect to any Distribution Date,
           ---------------
the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Investor Charge Offs" shall mean Class A Investor Charge Offs, Class
           --------------------
B Investor Charge Offs and Collateral Charge Offs.

          "Investor Default Amount" shall mean, for any Monthly Period, the
           -----------------------
product of the Floating Allocation Percentage for such Monthly Period times the amount of Receivables in Defaulted Accounts which in such Monthly Period are charged off as uncollectible on the Servicer's computer master file of VISA(R) and Master Card(R) accounts.

          "Investor Interest" shall mean, on any date of determination, an
           -----------------
amount equal to the sum of (a) the Class A Investor Interest as of such date,
(b) the Class B Investor Interest as of such date and (c) the Collateral Interest of such date.

          "Investor Percentage" shall mean, on any date of determination:
           -------------------

          (a) when used with respect to any Principal Receivable on any date of determination during the Revolving Period, the Floating Allocation Percentage;

          (b) when used with respect to Principal Receivables on any date of determination during the Controlled Amortization period or the Rapid Amortization Period, the Principal Allocation Percentage; and

          (c) when used with respect to any Finance Charge Receivable and any Receivable in a Defaulted Account on any date of determination, the Floating Allocation Percentage;

provided, that in no event shall the Investor Percentage be greater than 100%.

          "LIBOR" shall mean, for any Interest Period, the London interbank
           -----
offered rate for one-month United States dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.14.

          "LIBOR Determination Date" shall mean the second London Business Day
           ------------------------
prior to the commencement of each Interest Period.

          "Loan Agreement" shall mean the agreement among the Seller, the
           --------------
Servicer, the Trustee, and the Collateral Interest Holder, dated as of June 20, 1995, as amended or modified from time to time.

          "London Business Day" shall mean any Business Day on which dealings in
           -------------------
deposits in United States dollars are transacted in the London interbank market.

          "Minimum Aggregate Principal Receivables" shall have the meaning
           ---------------------------------------
specified in Section 3 hereof.

          "Minimum Seller Interest" shall have the meaning specified in Section
           -----------------------
3 hereof.

          "Monthly Interest" means, with respect to any Distribution Date, the
           ----------------
sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest for such Distribution Date.

          "Monthly Investor Servicing Fee" shall mean, with respect to each
           ------------------------------
Monthly Period, an amount equal to 1/12th of the product of the Series Servicing Fee Percentage and the Investor Interest as of the last day of the preceding Monthly Period; provided, however, that the Monthly Investor Servicing Fee for the first Monthly Period shall be $2,687,500.

          "Pay Out Commencement Date" shall mean, with respect to the Series
           -------------------------
1995-2 Certificates, the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 of the Agreement or a Series 1995-2 Pay Out Event is deemed to occur pursuant to Section 9 hereof.

          "Percentage Allocation" shall have the meaning specified in subsection
           ---------------------
4.04(d)(iii).

          "Portfolio Yield" shall mean, with respect to Series 1995-2 and with
           ---------------
respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is an amount equal to the sum of (i) the Available Finance Charge Collections for such Monthly Period and (ii) any Excess Finance Charge Collections (exclusive of any amounts included in (i)) that are allocated to Series 1995-2 with respect to such Monthly Period to the extent deposited in the Finance Charge Account on the Transfer Date following such Monthly Period, such sum to be calculated on a cash basis after subtracting an amount equal to the Series 1995-2 Aggregate Investor Default Amount with respect to such Monthly Period, and the denominator of which is the Investor Interest as of the last day of the preceding Monthly Period.

          "Principal Account" shall have the meaning specified in subsection
           -----------------
4.03(a).

          "Principal Allocation Percentage" shall mean, with respect to any day
           -------------------------------
during a particular Monthly Period, the percentage (rounded to the nearest ten thousandth of one percent) equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Investor Interest as of the close of business on the last day of the immediately preceding Monthly Period and (b) during the Controlled Amortization Period or the Rapid Amortization Period, the Investor Interest as of the last day of the Revolving Period and the denominator of which is the greater of (x) the Aggregate Principal Receivables in the Trust as of such day and (y) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding with respect to such Monthly Period.

          "Principal Sharing Series" shall mean Series 1995-2 and any other
           ------------------------
Series in Group One which does not provide that such Series is not a Principal Sharing Series in the applicable Series Supplement.

          "Principal Shortfall" shall have the meaning specified in Section
           -------------------
4.10.

          "Qualified Trust Institution" shall have the same meaning as
           ---------------------------
"Qualified Institution."

          "Rapid Amortization Period" shall mean an amortization period
           -------------------------
commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.01 or (ii) the Series 1995-2 Termination Date.

          "Rating Agency" shall mean, with respect to the Series 1995-2
           -------------
Certificates, each of Moody's and Standard & Poor's.

          "Rating Agency Condition" shall mean, with respect to any action, that
           -----------------------
the Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such action will not result in the reduction or withdrawal of the rating of any outstanding Class by the Rating Agency.

          "Reallocated Class B Principal Collections" shall mean, with respect
           -----------------------------------------
to any Transfer Date, an amount of Collections of Principal Receivables with respect to the prior Monthly Period, equal to the least of (i) the amount specified in subsection 4.11(a), (ii) an amount equal to the product of (a) the Class B Principal Percentage with respect to the Monthly Period relating to such Transfer Date and (b) the Principal Allocation Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date and (iii) the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

          "Reallocated Collateral Principal Collections" shall mean, with
           --------------------------------------------
respect to any Transfer Date, an amount of Collections of Principal Receivables with respect to the prior Monthly Period, equal to the least of (i) the sum of the amounts specified in subsections 4.11(a) (net of Reallocated Class B Principal Collections) and 4.11(b), (ii) an amount not to exceed the product of
(a) the Collateral Percentage with respect to the Monthly Period relating to such Transfer Date and (b) the Principal Allocation Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date and (iii) the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

          "Reallocated Principal Collections" shall mean the sum of Reallocated
           ---------------------------------
Collateral Principal Collections and Reallocated Class B Principal Collections.

          "Reference Banks" means four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Collateral Interest" shall mean (a) initially, $135,000,000
           ----------------------------
and (b) on any Transfer Date thereafter, 9% of the Investor Interest on the related Distribution Date (determined after taking into account the payments to be made on such related Distribution Date), but not less than $45,000,000; provided, however, that (1) if either (i) there is a reduction in the Collateral Interest pursuant to clause (c), (d) or (e) of the definition of such term or
(ii)
a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event, (2) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal balance of (i) the Class A Certificates and
(ii) the Class B Certificates, each as of the related Distribution Date after taking into account the payments to be made on such Distribution Date and (3) the Required Collateral Interest may be reduced at any time to a lesser amount if the Rating Agency delivers to each of the Seller, the Servicer, the Collateral Interest Holder and the Trustee written confirmation that after such reduction the Rating Agency Condition has been satisfied.

          "Revolving Period" shall mean the period from and including June 1,
           ----------------
1995 to, but not including, the earlier of December 1, 1997 or the Pay Out Commencement Date.

          "Scheduled Series 1995-2 Termination Date" shall mean the August 2000
           ----------------------------------------
Distribution Date.

          "Series 1995-2" shall mean the Series issued pursuant to this Series
           -------------
Supplement.

          "Series 1995-2 Aggregate Investor Default Amount" shall mean the
           -----------------------------------------------
Aggregate Investor Default Amount with respect to Series 1995-2 and such Monthly Period determined by the Servicer pursuant to subsection 4.02(c)(iii) of the Agreement.

          "Series 1995-2 Certificates" shall mean the Class A Certificates, the
           --------------------------
Class B Certificates and the Collateral Interest.

          "Series 1995-2 Certificateholder" shall mean the holder of record of
           -------------------------------
any Series 1995-2 Certificate.

          "Series 1995-2 Collection Subaccount" shall have the meaning specified
           -----------------------------------
in Section 4.02B.

          "Series 1995-2 Final Termination Date" shall mean the August 2001
           ------------------------------------
Distribution Date.

          "Series 1995-2 Investor Accounts" or "Investor Accounts" shall mean
           -------------------------------      -----------------
the accounts established pursuant to Section 4.03 hereof.

          "Series 1995-2 Investor Exchange" shall mean an Investor Exchange
           -------------------------------
pursuant to Section 6.09(b) of the Agreement and Section 19 of this Series Supplement.

          "Series 1995-2 Pay Out Event" shall have the meaning specified in
           ---------------------------
Section 9 hereof.

          "Series 1995-2 Termination Date" shall mean the earlier to occur of
           ------------------------------
(i) the day after the Distribution Date on which the Series 1995-2 Certificates and the Collateral Interest are paid in full; (ii) the Scheduled Series 1995-2 Termination Date (unless extended pursuant to Section 10 of this Series Supplement); or (iii) the Series 1995-2 Final Termination Date.

          "Series Servicing Fee Percentage" shall mean 2.15%.
           -------------------------------

          "Shared Principal Collections" shall mean amounts retained in the
           ----------------------------
Collection Account as Shared Principal Collections pursuant to subsections 4.04(c)(iii), 4.04(d)(iii) or 4.04(e)(iii) and any amounts designated as Shared Principal Collections in the Series Supplement for any Principal Sharing Series.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          SECTION 3.  Minimum Seller Interest, Minimum Aggregate Principal
                      ----------------------------------------------------
Receivables and Removal of Accounts.
- -----------------------------------

          (a) The Minimum Seller Interest applicable to the Series 1995-2 Certificates shall be 7%. The Minimum Aggregate Principal Receivables shall be the greater of (i) $1,500,000,000 less the portion of such amount represented by
                                  ----
Series 1995-2 Certificates tendered and canceled pursuant to any Series 1995-2 Investor Exchange and (ii) the sum of the Initial Investor Interests (as defined in each applicable Supplement) of all Series then outstanding (other than Excluded Series) less the portion of the Initial Investor Interest of any Series
                 ----
tendered for an Exchange pursuant to Section 6.09(b) of the Agreement and as provided in the related Supplement or, if any Series (other than Excluded Series) calculates the investor percentage with respect to Principal Receivables by means of a numerator based other than on the Initial Investor Interest of such Series, then at least equal to the sum of the Initial Investor Interest of each Series (other than Excluded Series) then outstanding which calculates such investor percentage on the basis of Initial Investor Interest plus, for each
                                                              ----
other Series (other than Excluded Series) then outstanding, the then current numerator used to calculate the investor percentage with respect to Principal Receivables for such Series. Upon final payment of the Series 1995-2 Certificates, the Minimum Aggregate Principal Receivables shall be computed in a manner consistent with the Agreement or any future Supplement, as appropriate.

          (b)  In addition to the requirements contained in Section 2.07(a) and
(b) with respect to the removal of Accounts, pursuant to subsection 2.07(b)(iii)(c), the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Seller, result in the failure to make a Controlled Distribution Amount payment.

          SECTION 4.  Reassignment and Transfer Terms.  The Series 1995-2
                      -------------------------------
Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall be equal to the sum of (a) the aggregate outstanding principal balance of the Class A Certificates, the Class B Certificates and the Collateral Interest, all as of the last day of the Monthly Period preceding the Distribution Date on which the purchase price will be distributed, plus (b) accrued and unpaid interest thereon to, but not including, the
- ----
Distribution Date on which the repurchase occurs, less (c) the amount on deposit
                                                  ----
in the Finance Charge Account which will be transferred to the Distribution Account pursuant to Section 4.08 or Section 4.10 on the related Transfer Date, less (d) the amount on deposit in the Principal Account which will be
- ----
transferred to the Distribution Account pursuant to subsection 4.08(e) on the related Transfer Date.

          SECTION 5.  Delivery and Payment for the Class A Certificates and the
                      ---------------------------------------------------------
Class B Certificates.  The Trustee shall deliver the Class A Certificates and
- --------------------
the Class B Certificates when authenticated in accordance with Section 6.02 of the Agreement.

          SECTION 6.  Depositary; Form of Delivery of Class A and Class B
                      ---------------------------------------------------
Certificates.
- ------------

          (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.01, 6.02 and 6.09 of the Agreement.

          (b) The Depositary for Series 1995-2 shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of CEDE & Co., its nominee.

          (c) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Series 1995-2 Certificates having Undivided Interests aggregating a specified percentage, such direction or consent may be given by the Certificate Owners of the Class A Certificates and the Class B Certificates having interests in the requisite percentage of Series 1995-2 Certificates, acting through the Clearing Agency and the Clearing Agency Participants.

          SECTION 7.  Enhancement.  Enhancement for the Series 1995-2
                      -----------
Certificates shall consist of the Collateral Interest.

          SECTION 8.  Article IV of Agreement.  Any provision of Article IV of
                      -----------------------
the Agreement which distributes Collections to the Holder of the Exchangeable Seller Certificate on the basis of the Seller Percentage shall continue to apply irrespective of the issuance of the Series 1995-2 Certificates. Sections 4.01 and 4.02 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.01 and 4.02 thereof) shall read in its entirety as follows and shall be applicable to the Series 1995-2 Certificates:

                                  ARTICLE IV

                         RIGHTS OF CERTIFICATEHOLDERS
                 AND ALLOCATION AND APPLICATION OF COLLECTIONS

          SECTION 4.02A.  Rights of Investor Certificateholders. The Series
                          -------------------------------------
1995-2 Certificates shall represent fractional Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1995-2 Certificates at the times and in the amounts specified in this Agreement, (a) the related Investor Percentage of Collections received with respect to the Receivables and (b) other funds, if any, allocable to the Series 1995-2 Certificates on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Distribution Account and the Series 1995-2 Collection Subaccount with respect to the Series 1995-2 Certificates (the "Series 1995-2 Interest"). The Exchangeable Seller
                          ----------------------
Certificate shall represent the ownership interest in the Trust Assets not allocated to Series 1995-2 or any other Series outstanding; provided, however, the ownership interest represented by the Exchangeable Seller Certificate and any other Series outstanding at any time shall not represent any interest in the Series 1995-2 Collection Subaccount or in the Enhancement, except as specifically provided in this Article IV.

          SECTION 4.02B.  The Series 1995-2 Collection Subaccount. Pursuant to
                          ---------------------------------------
Section 4.01 of the Agreement, the Servicer, on behalf of the Trustee, shall establish and maintain with a Qualified Trust Institution a subaccount of the Collection Account, for the benefit of the Series 1995-2 Certificateholders, bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1995-2 Certificateholders. The Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Series 1995-2 Collection Subaccount and that funds held therein shall at all times be held in trust for the benefit of the Series 1995-2 Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Series 1995-2 Collection Subaccount for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile. Funds on deposit in the Series 1995-2 Collection Subaccount that are not required to be deposited in the Finance Charge Account or the Principal Account shall at all times be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal, on or prior to the third Business Day following the day on which such funds were so deposited, provided, that such funds shall be available for withdrawal on the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series 1995-2 Collection Subaccount shall be deposited by the Servicer upon written notice to the Trustee by the Seller in a separate deposit account with a Qualified Trust Institution in the name of Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over to the Servicer, not less frequently than monthly; provided, however, that following the failure of the Servicer to make a payment or deposit, which failure results in the occurrence of a Servicer Default with respect to the Series 1995-2 Certificates, such interest and earnings shall not be paid to the Servicer during the period such Servicer Default is continuing, but shall be retained in, or deposited into, the Finance Charge Account and shall be treated as Collections of Finance Charge Receivables allocable to the Series 1995-2 Certificateholders. The Qualified Institution shall maintain for the benefit of the Series 1995-2 Certificateholders and the Servicer (as its interest appears herein), possession of any negotiable instrument or security evidencing the Permitted Investments described in clause (a) of the definition thereof relating to the Collection Account from the time of purchase thereof until the time of maturity. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the applicable Qualified Institution in writing with respect to the investment of funds on deposit in the Series 1995-2 Collection Subaccount. For purposes of determining the availability of funds or the balances in the Series 1995-2 Collection Subaccount for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit.

          SECTION 4.03.   Establishment of Series 1995-2 Investor Accounts.
                          ------------------------------------------------

          (a)  The Finance Charge Account and Principal Account.  The Servicer,
               ------------------------------------------------
for the benefit of the Series 1995-2 Certificateholders shall establish and maintain with a Qualified Trust Institution in the name of the Trustee, on behalf of the Trust, two segregated trust accounts maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Finance Charge Account" and the "Principal
                                  ----------------------           ---------
Account," respectively), bearing a designation clearly indicating that the funds
- -------
therein are held in trust for the benefit of the Series 1995-2 Certificateholders. The Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1995-2 Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Finance Charge Account and Principal Account for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile.

          (b)  The Distribution Account.  The Servicer, for the benefit of the
               ------------------------
Series 1995-2 Certificateholders, shall cause to be established and maintained in the name of the Trustee, with an office or branch of a Qualified Trust Institution (other than the Seller), a non-interest bearing segregated demand deposit account maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Distribution Account") bearing a designation clearly indicating that the funds
 --------------------
deposited therein are held in trust for the benefit of the Series 1995-2 Certificateholders. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account.

          (c)  Administration of the Finance Charge Account and Principal
               ----------------------------------------------------------
Account.  Funds on deposit in the Principal Account and the Finance Charge
- -------
Account shall at all times be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. The Qualified Trust Institution which holds the Principal Account and the Finance Charge Account shall maintain for the benefit of the Series 1995-2 Certificateholders and the Servicer, as their respective interests appear herein, possession of any negotiable instrument or security evidencing the Permitted Investments relating to the Principal Account or the Finance Charge Account, as the case may be, described in clause (a) of the definition thereof from the time of purchase thereof until the time of maturity. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Principal Account and the Finance Charge Account shall be deposited by the Servicer upon written notice to the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Servicer not less frequently than monthly. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the Qualified Trust Institution which holds the Principal Account and the Finance Charge Account in writing with respect to the investment of funds on deposit in the Principal Account and the Finance Charge Account. For purposes of determining the availability of funds or the balances in the Finance Charge Account and the Principal Account for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit.

          (d) No Qualified Trust Institution shall be eligible to be the depository for any of the accounts established pursuant to this Section 4.03 unless it has agreed that, if it ceases to be a "Qualified Trust Institution", then (i) such entity shall provide the Trustee, the Enhancement Provider, and the Servicer with prompt written notice that it is no longer a "Qualified Trust Institution" and (ii) transfer the funds deposited in each of the accounts in the manner directed by the Servicer within 10 Business Days of the day on which such entity ceased to be a "Qualified Trust Institution".

          SECTION 4.04.   Allocations.
                          -----------

          (a)     [Reserved].

          (b)     [Reserved].

          (c)     Allocations During the Revolving Period.  During the
                  ---------------------------------------
Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account (or, if applicable, the Principal Account or the Retention Account) the following amounts as set forth below:

          (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing (or during such Monthly Period, as applicable).

          (ii) Deposit in the Series 1995-2 Collection Subaccount for application, to the extent required by Section 4.11, as Reallocated Principal Collections on the related

     Transfer Date, an amount equal to the product of (A) the sum of the Class B Principal Percentage and the Collateral Floating Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the previous Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement), (B) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (C) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable), and if on the related Determination Date such amounts are determined to exceed Reallocated Principal Collections for the related Transfer Date, the excess shall be applied on or before such Transfer Date in accordance with clause (iii) below.

            (iii) If any other Principal Sharing Series is outstanding and in its Amortization Period, retain in the Collection Account for application, to the extent of any Principal Shortfall with respect to such other Principal Sharing Series, as Shared Principal Collections on the related Transfer Date, and otherwise pay to the Holder of the Exchangeable Seller Certificate, an amount equal to (A) the product of (1) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable) less (B) the amount of Collections applied pursuant to clause (ii) above; provided, however, that in the event that the amount to be paid to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.04(c)(iii) with respect to any Date of Processing (or during such Monthly Period, as applicable) exceeds (such excess hereinafter referred to as the "Excess
                                                                      ------
     Amount") the Seller Interest (determined without regard to "Excess
     ------
     Amounts," "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) on such Date of Processing (or at the close of business on the last Business Day of such Monthly Period, as applicable) after giving effect to the inclusion in the Trust of all Receivables created on or prior to such date and the application of payments referred to in subsection 4.01(d), the Excess Amount shall be deposited into the Principal Account to be treated, during any Amortization Period, as Available Principal Collections for the first Monthly Period thereof unless otherwise provided in this Section 4.04; further, provided, however, that in the event that, on any Date of Processing (or at the close of business on the last Business day of such Monthly Period, as applicable) the amount then on deposit in the Retention Account is less than the Required Retention Amount, the Servicer shall, after giving effect to the transfer of the Excess Amount required by the preceding proviso, deposit in the Retention Account an amount equal to the amount otherwise payable to the Holder of the Exchangeable Seller Certificate pursuant to this clause 4.04(c)(iii).

            (iv) If, on any Business Day, (x) Excess Amounts are on deposit in the Principal Account, and (y) after application of the Collections deposited on such Business Day in accordance with subsections 4.01(d), 4.04(c)(iii) and 4.04(d)(iii), the Seller Interest (determined without regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) exceeds zero, the Servicer shall withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account funds in an amount equal to the lesser of (1) the Seller Interest (as determined above) on such Business Day and (2) the Excess Amounts then on deposit in the Principal Account and pay such funds to the Holder of the Exchangeable Seller Certificate.

          (d)    Allocations During the Controlled Amortization Period.  During
                 -----------------------------------------------------
the Controlled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account (or, if applicable, the Principal Account) the following amounts as set forth below:

          (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing (or during such Monthly Period, as applicable);

          (ii) Deposit in the Series 1995-2 Collection Subaccount for application, to the extent required by Section 4.11, as Reallocated Principal Collections on the related Transfer Date an amount equal to the product of (A) the sum of the Class B Principal Percentage and the Collateral Principal Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the previous Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement), (B) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (C) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable), and if on the related Determination Date such amounts are determined to exceed Reallocated Principal Collections for the related Transfer Date, the excess shall be applied on or before such Transfer Date in accordance with clause (iii) below.

          (iii)  Deposit in the Principal Account an amount, if any, equal to
     (A) the product of (1) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable) (for any such Date of Processing, a "Percentage
      ----------

     Allocation") less (B) the amount of Collections applied pursuant to clause
     ----------
     (ii) above; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period (the "Monthly Total Percentage Allocation") exceeds the
                               -----------------------------------
     sum of the Controlled Amortization Amount and the Deficit Controlled Amortization Amount for such Monthly Period (the "Controlled Distribution
                                                       -----------------------
     Amount"), then such excess (the "Controlled Excess Amount") shall not be
     ------                           ------------------------
     treated as a Percentage Allocation and shall, if any other Principal Sharing Series is outstanding and in its Amortization Period, be retained in the Collection Account for application, to the extent of any Principal Shortfall with respect to such Principal Sharing Series, as Shared Principal Collections on the related Transfer Date, and otherwise be paid to the Holder of the Exchangeable Seller Certificate up to the Seller Interest (determined without regard to any "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) and thereafter shall be applied in the manner described in the two immediately following sentences; provided further, that if on the last day of the Monthly Period the Monthly Total Percentage Allocation is less than the Controlled Distribution Amount, then such deficit shall be the "Deficit Controlled Amortization Amount" for the next succeeding Monthly Period and the Monthly Total Percentage Allocation shall be deposited to the Principal Account. In the event that, on any Date of Processing on which a Controlled Excess Amount exists, the Controlled Excess Amount exceeds the Seller Interest (as determined above) after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing, the Controlled Excess Amount shall be deposited into the Principal Account. In the event that, on any Date of Processing (or at the close of business on the last day of the Monthly Period, as applicable) the amount then on deposit in the Retention Account is less than the Required Retention Amount, the Servicer shall, after giving effect to the transfer of the Controlled Excess Amount referred to in the preceding sentence, deposit in the Retention Account an amount equal to the amount otherwise payable to the Holder of the Exchangeable Seller Certificate pursuant to this clause 4.04(d)(iii).

          (iv) If, on any Business Day, (x) Controlled Excess Amounts are on deposit in the Principal Account and (y) after application of the Collections deposited on such Business Day in accordance with subsections 4.01(d), 4.04(c)(iii) and 4.04(d)(iii), the Seller Interest (determined without regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) exceeds zero, the Servicer shall, if such Business Day occurs before the Implementation Date, withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account funds in an amount equal to the lesser of (1) the Seller Interest (as determined above) on such Business Day and (2) the Controlled Excess Amounts then on deposit in the Principal Account, and pay such funds to the Holder of the Exchangeable Seller Certificate.

          (e)    Allocations During the Rapid Amortization Period.  During the
                 ------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account the following amounts as set forth below:

          (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such Date of Processing (or during such Monthly Period, as applicable).

          (ii) Deposit in the Series 1995-2 Collection Subaccount for application, to the extent required by Section 4.11, as Reallocated Principal Collections on the related Transfer Date an amount equal to the product of (A) the sum of the Class B Principal Percentage and the Collateral Principal Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the previous Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement), (B) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Distribution Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (C) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable), and if on the related Determination Date such amounts are determined to exceed Reallocated Principal Collections for the related Transfer Date, the excess shall be applied on or before such Transfer Date in accordance with clause (ii) below.

          (iii) Deposit in the Principal Account an amount equal to (A) the product of (1) the applicable Investor Percentage on the Date of Processing of such Collections (or as determined on the applicable Determination Date with respect to the preceding Monthly Period if the Servicer is depositing Collections monthly pursuant to Section 4.02(a) of the Agreement) and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (or during such Monthly Period, as applicable) less (B) the amount of Collections applied pursuant to clause
     (ii) above; provided, however, that after the date on which the Investor Interest has been reduced to zero, the amount determined in accordance with this subparagraph (iii) shall, if any other Principal Sharing Series is outstanding and in its Amortization Period, be retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Transfer Date, and otherwise be paid to the Holder of the Exchangeable Seller Certificate up to the Seller Interest, and the excess if any, will be allocated as a Principal Receivable in the manner provided in Article IV excluding any allocations to Series 1995-2.

          SECTION 4.05.   Determination of Monthly Interest.
                          ---------------------------------

          (a)  The amount of monthly interest ("Class A Monthly Interest")
                                                ------------------------
distributable from the Distribution Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate and (ii) the outstanding principal amount of the Class A Certificates as of the close of business on the last day of the preceding Monthly Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) (A) a fraction, the
- -----------------------------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate and
(ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

          (b)  The amount of monthly interest ("Class B Monthly Interest")
                                                ------------------------
distributable from the Distribution Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate and (ii) the outstanding principal amount of the Class B Certificates as of the close of business on the last day of the preceding Monthly Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) (A) a fraction, the
  ---------------------------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate and
(ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

          (c) The amount of monthly interest distributable from the Distribution Account to the Collateral Interest Holder, which shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related
     -----
Interest Period, times (ii) the Collateral Interest as of the close of business
                 -----
on the last day of the preceding Monthly Period (the "Collateral Monthly
                                                      ------------------
Interest").
- --------

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Collateral Interest Payment
                                                  ---------------------------
Shortfall"), of (x) the Collateral Monthly Interest for such Distribution Date
- ---------
over (y) the aggregate amount of funds allocated and available to pay such Collateral Monthly Interest on such Distribution Date. If the Collateral Interest Payment Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Collateral Additional Interest") equal to the
                             ------------------------------
product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(B) the Collateral Rate and (ii) such Collateral Interest Payment Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder) shall be payable as provided herein with respect to the Collateral Interest on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Collateral Interest Payment Shortfall is paid to the Collateral Interest Holder. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

          SECTION 4.06.   Determination of Monthly Principal.
                          ----------------------------------

          (a)  The amount of monthly principal ("Class A Monthly Principal") to
                                                 -------------------------
be transferred from the Principal Account to the Distribution Account with respect to the Class A Certificates on each Transfer Date, beginning with the first to occur of (i) the first Transfer Date with respect to a Rapid Amortization Period, if any, and (ii) the first Transfer Date with respect to the Class A Controlled Amortization Period, shall be equal to the least of (x) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (y) for each Transfer Date with respect to the Class A Controlled Amortization Period, the Controlled Distribution Amount for the related Distribution Date and (z) the Class A Investor Interest on such Transfer Date.

          (b)  The amount of monthly principal ("Class B Monthly Principal") to
                                                 -------------------------
be transferred from the Principal Account to the Distribution Account with respect to the Class B Certificates on each Transfer Date, beginning with the Transfer Date with respect to Class B Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such
                                                      -----
Available Principal Collections to be applied to Class A Monthly Principal on the related Distribution Date), (y) for each Transfer Date with respect to the Class B Controlled Amortization Period, the Controlled Distribution Amount for the related Distribution Date and (z) the Class B Investor Interest on such Transfer Date.

          (c)  The amount of monthly principal (the "Collateral Monthly
                                                     ------------------
Principal") to be distributed from the Principal Account to the Collateral Interest Holder with respect to the

Collateral Interest on each Transfer Date shall be (A) during the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause (3) of the proviso in the definition thereof an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections
4.09 and 4.11) over the Required Collateral Interest on such Transfer Date, or
(2) the Available Principal Collections on such Transfer Date or (B) during the Controlled Amortization Period or Rapid Amortization Period an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.09 and 4.11) over the Required Collateral Interest on such Transfer Date, or (2) the excess, if any, of (i) the Available Principal Collections on such Transfer Date over (ii) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

          SECTION 4.07.   Required Amount.
                          ---------------

          (a) With respect to each Transfer Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"),
                                                    -----------------------
if any, by which (a) the sum of (i) Class A Monthly Interest for the related Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for the related Distribution Date and any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Servicing Fee for such Transfer Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer, and (vi) the Class A Investor Default Amount, if any, for such Transfer Date exceeds (b) the Class A Available Funds. In the event that the Class A Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation.

          (b) With respect to each Transfer Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"),
                                                    -----------------------
if any, by which (a) the sum of (i) Class B Monthly Interest for the related Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest for the related Distribution Date and any Class A Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iv) the Class B Servicing Fee for such Transfer Date, (v) any Class B Servicing Fee previously due but not paid to the Servicer, and (vi) the Class B Investor Default Amount, if any, for such Transfer Date exceeds (b) the Class B Available Funds. In the event that the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation.

          SECTION 4.08.   Application of Class A Available Funds, Class B
                          -----------------------------------------------
Available Funds, Collateral Available Funds and Available Principal Collections.
- -------------------------------------------------------------------------------
The Servicer shall apply, or shall cause the Trustee to apply, on each Transfer Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds on deposit in the Finance Charge Account and Available Principal Collections on deposit in the Principal Account, in each case with respect to such Transfer Date, to make the following distributions:

          (a) On each Transfer Date, an amount equal to the Class A Available Funds with respect to such Transfer Date will be distributed in the following priority:

                   (i) an amount equal to Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly
                                     ----
          Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, plus the amount of
                                                           ----
          any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be transferred to the Distribution Account for payment to the Class A Certificateholders;

                  (ii) an amount equal to the Class A Servicing Fee for such Transfer Date, plus the amount of any Class A Servicing Fee previously
                         ----
          due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with
          Section 4.02 of the Agreement);

                 (iii) an amount equal to the Class A Investor Default Amount for such Transfer Date shall be treated as a portion of Available Principal Collections for such Transfer Date and deposited into the Principal Account; and

                  (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.10.

          (b) On each Transfer Date, an amount equal to the Class B Available Funds with respect to such Transfer Date will be distributed in the following priority:

                   (i) an amount equal to Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly
                                     ----
          Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of
                                                           ----
          any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be transferred to the Distribution Account for payment to the Class B Certificateholders;

                  (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee previously
                         ----
          due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with
          Section 4.02 of the Agreement); and

                 (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.10.

          (c) On each Transfer Date an amount equal to the Collateral Available Funds with respect to the Distribution Date will be distributed in the following priority:

                 (i) during any period in which neither Chase USA nor an affiliate thereof is Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date plus the amount of any Collateral Interest Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.02 of the Agreement); and

                 (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.10.

          (d) On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Principal Account for the related Monthly Period up to an amount equal to Collateral Monthly Principal for such Transfer Date will be distributed to the Collateral Interest Holder in accordance with the Loan Agreement and the remainder of such Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.13.

          (e) On each Transfer Date with respect to the Controlled Amortization Period or a Rapid Amortization Period, an amount equal to the Available Principal Collections deposited in the Principal Account for the related Monthly Period will be applied in the following priority:

                 (i) an amount equal to Class A Monthly Principal for the related Distribution Date, up to the Class A Investor Interest on such Transfer Date, shall be transferred to the Distribution Account for payment to the Class A Certificateholders;

                 (ii) for each Transfer Date beginning on the Class B Principal Commencement Date, an amount equal to Class B Monthly Principal for the related Distribution Date, up to the Class B Investor Interest on such Transfer Date, shall be transferred to the Distribution Account for payment to the Class B Certificateholders; and

                 (iii) for each Transfer Date, after giving effect to paragraphs (i) and (ii) above, an amount equal to the balance, if any, of such Available Principal Collections then on deposit in the Collection Account up to an amount equal to Collateral Monthly Principal for such Distribution Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement and the remainder of such Collections shall be treated as Shared Principal Collections and applied in accordance with Section 4.13 hereof.

          SECTION 4.09.   Defaulted Amounts; Investor Charge-Offs.
                          ---------------------------------------

          (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Transfer Date. If, on any Transfer Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the sum of Reallocated Class B Principal Collections and Reallocated Collateral Principal Collections with respect to such Monthly Period and (y) the amount of Excess Spread and the Excess Finance Charge Collections allocable to Series 1995-2 with respect to such Monthly Period, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Collateral Principal Collections on such Distribution Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced, as of the related Distribution Date, by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest shall be reduced to zero and the Class A Investor Interest shall be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Transfer Date over the aggregate amount of the reductions, if any, of the Collateral Interest and the Class B Investor Interest for such Distribution Date (a "Class A
                                                                 -------
Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be
- -------------------
reimbursed and the Class A Investor Interest increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available on the related Transfer Date for that purpose pursuant to Section 4.10(b). References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class shall not be reduced below zero.

          (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount, if any, for the related Transfer Date. If, on any Transfer Date, the Class B Investor Default Amount for such Distribution Date exceeds the Excess Spread and Excess Finance Charge Collections with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to Section 4.10(e) and not required to be applied pursuant to clause (a) above, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.09(a) above) will be reduced, as of the related Distribution Date, by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.09(a) above) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and then the Class B Investor Interest shall be reduced by the amount of the excess, but not by more than the excess of the Class B Investor Default Amount over the aggregate amount of reductions, if any, of the Collateral Interest (other than reductions pursuant to clause (a) above) for such Distribution Date (a "Class B Investor Charge-Off"). Class B
                                      ---------------------------
Investor Charge-Offs shall thereafter be reimbursed and the Class B Investor Interest increased as of the related Distribution Date (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Transfer Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.10(f). References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class shall not be reduced below zero.

          (c) On or before each Transfer Date, the Servicer shall calculate the Collateral Default Amount. If on any Transfer Date, the Collateral Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Excess Finance Charge Collections which are allocated and available to fund such amount pursuant to subsection 4.10(i), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Distribution Date (a "Collateral Charge-Off"). The Collateral Interest will after any reduction
- ----------------------
pursuant to this Section 4.09 be reimbursed on any Distribution Date by the amount of the Excess Spread allocated and available on the related Transfer Date for that purpose as described under subsection 4.10(j).

          SECTION 4.10.   Excess Spread; Excess Finance Charge Collections.
                          ------------------------------------------------
The Servicer shall apply, or shall cause the Trustee to apply, on each Transfer Date, Excess Spread and Excess Finance Charge Collections allocated to Series 1995-2 with respect to the related Monthly Period, to make the following distributions in the following order of priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date shall be transferred by the Trustee to fund any deficiency pursuant to Sections 4.08(a)(i), (ii) and (iii); provided, however, that in the event the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1995-2, such Excess Spread and Excess Finance Charge Collections shall be applied first to pay amounts due with respect to such Transfer Date pursuant to Section 4.08(a)(i), second, to pay the Class A Servicing Fee pursuant to Section 4.08(a)(ii) and third to pay the Class A Investor Default Amount for such Transfer Date pursuant to
     Section 4.08(a)(iii);

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in
     Section 4.09(a) (after giving effect to the allocation on such Transfer Date of any amount for that purpose pursuant to Section 4.09(a)) shall be deposited in the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (c) an amount equal to the sum of (i) any Class B Monthly Interest to become due on the related Distribution Date but not funded from amounts transferred to the Distribution Account on such Transfer Date and any Class B Monthly Interest not distributed to the Class B Certificateholders on a prior Distribution Date and (ii) the amount of any Class B Additional Interest previously due but not funded from amounts transferred to the Distribution Account on such Transfer Date and any Class B Additional Interest not distributed to the Class B Certificateholders on a prior Distribution Date, after giving effect to the allocation in Section 4.08(b)(i), shall be transferred to the Distribution Account for payment to the Class B Certificateholders;

          (d) an amount equal to any Class B Servicing Fees due but not paid to the Servicer either on such Transfer Date or a prior Transfer Date shall be paid to the Servicer;

          (e) an amount equal to the Class B Investor Default Amount for such Transfer Date shall be deposited in the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (f) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Investor Interest" in this Series Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be deposited in the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (g) an amount equal to the Collateral Monthly Interest for the related Distribution Date, plus the amount of any Collateral Monthly
                                ----
     Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, plus the amount of any Collateral
                                          ----
     Additional Interest for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date shall be deposited in the Distribution Account for payment to the Collateral Interest Holder in accordance with the Loan Agreement;

          (h) an amount equal to any Monthly Investor Servicing Fees due but not paid to the Servicer either on such Transfer Date or on a prior Transfer Date shall be paid to the Servicer;

          (i) an amount equal to the Collateral Default Amount, if any, for the prior Monthly Period shall be deposited in the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (j) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be deposited into the Principal Account and treated as a portion of Available Principal Collections for such Transfer Date;

          (k) an amount equal to the aggregate of any other amounts then payable (including any such amounts payable only when funds are available therefor), other than any such amounts that may be payable to the Seller, pursuant to the Loan Agreement (to the extent such amounts are payable pursuant to the Loan Agreement out of Excess Finance Charge Collections and Excess Spread) shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

          (l)  [Reserved]

          (m) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One or to the Holder of the Seller Certificate as described in Section 4.12.

          SECTION 4.11.   Reallocated Principal Collections. On or before
                          ---------------------------------
each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from
                                              ---------
the Series 1995-2 Collection Subaccount and apply the Reallocated Principal Collections for such Transfer Date to make the following distributions on each Distribution Date in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections with respect to the related Monthly Period shall be applied pursuant to subsections 4.08(a)(i), (ii) and (iii); and

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsections 4.10(c), (d) and (e) on such Transfer Date shall be applied pursuant to subsections 4.08(b)(i), (ii) and 4.10(e).

          On each Distribution Date, the Collateral Interest shall be reduced by the amount of Reallocated Principal Collections for the Transfer Date preceding such Distribution Date. In the event that such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Distribution Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Distribution Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) to be a negative number on any Distribution Date, Reallocated Principal Collections shall be reallocated on the related Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) to be reduced to zero. References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

          SECTION 4.12.   Group One Excess Finance Charge Collections.
                          -------------------------------------------
Series 1995-2 shall be included in Group One. Excess Finance Charge Collections with respect to all Series in Group One for any Transfer Date will be allocated to Series 1995-2 in the event that Series 1995-2 has not produced Excess Finance Charge Collections with respect to such Transfer Date in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Series in Group One for such Transfer Date and (y) a fraction, the numerator of which is the Investor Interest for Series 1995-2 for such Transfer Date and the denominator of which is the aggregate amount of Investor Interests (as defined in each Supplement) for all Series which have not produced Excess Finance Charge Collections with respect to such Transfer Date. Any Excess Finance Charge Collections allocated to a Series in Group One which, when applied under this Section and the applicable Series Supplement, would produce Excess Finance Charge Collections with respect to such Series for such Transfer Date shall, to the extent of such latter excess, be paid to the Holder of the Seller Certificate. The sharing of Excess Finance Charge Collections among Series in Group One will cease if the Seller shall deliver to the Trustee an Officer's Certificate to the affect that, in the reasonable belief of the Seller, the continued sharing of Excess Finance Charge Collections among Series in Group One would have adverse regulatory implications with respect to the Seller.

          SECTION 4.13.   Shared Principal Collections.  Shared Principal
                          ----------------------------
Collections for any Transfer Date will be allocated to Series 1995-2 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1995-2 for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date. The "Principal Shortfall" for Series 1995-2 will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Transfer Date with respect to the Controlled Amortization Period, the excess, if any, of, prior to the date on which the Series 1995-2 Certificates are paid in full, the Controlled Distribution Amount with respect to such Distribution Date and, thereafter, the Collateral Interest, over, in either case, the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to a Rapid Amortization Period, the excess, if any, of the Investor Interest over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections). "Principal
                                                                 ---------
Shortfall" for other Series in Group One shall have the meaning set forth in the
- ---------
related Series Supplement.

          SECTION 4.14.   Determination of LIBOR.
                          ----------------------

          (a) On each LIBOR Determination Date, the Trustee, or the Paying Agent on behalf of the Trustee, will determine LIBOR on the basis of the rate for one-month United States dollar deposits that appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that date will be determined on the basis of the rates at which one-month United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market. The Trustee, or the Paying Agent on behalf of the Trustee, will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for one-month loans in United States dollars to leading European banks. If on the LIBOR Determination Date, the banks selected by the Trustee are not quoting as described above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date (or 6.0625% in the case of the first LIBOR Determination Date).

          (b) On each LIBOR Determination Date, the Trustee, or the Paying Agent on behalf of the Trustee, shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

          SECTION 4.15.   [Reserved]

          SECTION 4.16.   Time of Deposits and Withdrawals.  Any deposit,
                          --------------------------------
withdrawal, transfer or other payment required to be made to or from the Collection Account, Finance Charge Account, Principal Account or Distribution Account shall be deemed to occur when the instructions with respect to such deposit, withdrawal, transfer or other payment have been transmitted over the applicable automated payment system.


                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

                        (THE FOLLOWING PORTION OF THIS
                 ARTICLE IS APPLICABLE ONLY TO SERIES 1995-2.)

          SECTION 5.01.   Distributions.  On each Distribution Date, the
                          -------------
Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b)) to each Series 1995-2 Certificateholder of record on the immediately preceding Record Date and the Collateral Interest Holder (other than as provided in Section 2.04(e) or Section
12.03 hereof respecting a final distribution) such Certificateholder's pro rata
                                                                       --- ----
share (based on the aggregate Undivided Interests represented by Series 1995-2 Certificates held by such Certificateholder and the Collateral Interest Holder) of amounts on deposit in the Distribution Account as are payable to the Series 1995-2 Certificateholders of such Class pursuant to Sections 4.08 and 4.10 hereof by check mailed to each Certificateholder except that (i) with respect to Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) with respect to the Collateral Interest, such distribution shall be made in accordance with the Loan Agreement.

          SECTION 5.02.   Monthly Certificateholders' Statement.
                          -------------------------------------

          (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1995-2 Certificateholder, the Rating Agency and any Series 1995-2 Certificate Owner, upon the written request of such Series 1995-2 Certificate Owner, a statement substantially in the form of Exhibit C hereto prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

          (i)    the total amount distributed on such Distribution Date;

          (ii) the amount of such distribution, if any, allocable to Certificate Principal of each Class;

          (iii) the amount of such distribution allocable to Certificate Interest of each Class;

          (iv) the amount of Collections of Principal Receivables processed during the preceding Monthly Period and on any other Date of Processing during such Monthly Period and allocated in respect of the Series 1995-2 Certificates;

          (v) the aggregate amount of Principal Receivables, the Investor Interest, the Class A Investor Interest, the Class B Investor Interest, the Collateral Interest as a percentage of the aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the preceding Monthly Period, the Class A Floating Percentage, the Class B Floating Percentage, the Class B Principal Percentage, the Collateral Floating Percentage and the Collateral Principal Percentage;

          (vi) the aggregate outstanding balance of Accounts which are up to 29, 30-59, 60-89 and 90 or more days delinquent in accordance with the Servicer's then existing Account Guidelines as of the end of the day on the last day of the preceding Monthly Period;

          (vii) the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount, in each case for the preceding Monthly Period;

          (viii) the Investor Charge Offs, Class A Charge Offs, Class B Charge Offs and Collateral Charge Offs for the preceding Monthly Period;

          (ix) the Investor Charge Offs, Class A Charge Offs, Class B Charge Offs and Collateral Charge Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

          (x) the Investor Monthly Servicing Fee, Class A Monthly Servicing Fee, Class B Monthly Servicing Fee and Collateral Monthly Servicing Fee for the preceding Monthly Period;

          (xi) the Available Collateral Interest and the Required Collateral Interest, each as of the close of business on such Distribution Date;

          (xii) the aggregate amount of Collections of Finance Charge Receivables during the preceding Monthly Period and allocated in respect of the Series 1995-2 Certificates;

          (xiii) the Deficit Controlled Amortization Amount; and

          (xiv)  the Pool Factor as of the preceding Record Date.

          The Monthly Certificateholders' Statement, the Monthly Payment Instructions and Notification to the Trustee and the Servicer's Certificate shall be substantially in the form of Exhibits C, B and D, respectively, hereto,
                                      -------------     -
with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by this subsection 5.02(a). The Servicer shall, upon making such determination, deliver to the Trustee and the Rating Agency an Officer's Certificate to which shall be annexed the form of such Exhibit, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, such Exhibit, as so changed, shall for all purposes of this Agreement constitute such Exhibit. The Trustee may conclusively rely upon such Officer's Certificate as to such change conforming to the requirements of this Agreement.

          (b)  Annual Certificateholders' Tax Statement. On or before January 31
               ----------------------------------------
of each calendar year, beginning with calendar year 1996, the Servicer shall furnish to the Paying Agent, who shall distribute to each Person who at any time during the preceding calendar year was a Series 1995-2 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1995-2 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1995-2 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1995-2 Certificateholders to prepare their tax returns. Such obligations of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 9.  Series 1995-2 Pay Out Events.  If any one of the
                      ----------------------------
following events shall occur during the Revolving Period or the Controlled Amortization Period with respect to the Series 1995-2 Certificates:

          (a) failure on the part of the Seller or the Holder of the Exchangeable Seller Certificate (i) to make any payment or deposit required by the terms of (A) the Agreement relating to the Series 1995-2 Certificates, or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement, which failure has a material adverse effect on the Series 1995-2 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Enhancement Provider or the Holders of Series

     1995-2 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1995-2, and continues to affect materially and adversely the interests of the Series 1995-2 Certificateholders for such period;

          (b) any representation or warranty made by the Seller in the Agreement, including this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.01, 2.06 or 3.04(c), (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Enhancement Provider or the Holders of the Series 1995-2 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1995-2, and (ii) as a result of which the interests of the Series 1995-2 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1995-2 Pay Out Event pursuant to this subsection 9.01(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof;

          (c) the Portfolio Yield averaged for any three consecutive Monthly Periods is reduced to a rate which is less than the Base Rate averaged over the same three Monthly Periods;

          (d) the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a) of the Agreement; provided, however, that, solely for purposes of subsection 2.06(a) of the Agreement and for purposes of determining whether a Pay Out Event under this clause (d) has occurred, amounts on deposit in the Retention Account shall be treated as Principal Receivables in determining whether Receivables arising under Additional Accounts are required to be conveyed pursuant to such subsection; or

          (e) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Series 1995-2 Certificates;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1995-2 Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of this Series by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1995-2 Pay
                                                             -----------------
Out Event") has occurred and shall be deemed to have occurred as of the date of
- ---------
such notice, and in the case of any event described in subparagraphs (c) or (d), a Series 1995-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee, the Enhancement Provider or the Series 1995-2 Certificateholders immediately upon the occurrence of such event.

          SECTION 10.  Series 1995-2 Termination
                       -------------------------

               In the event that the final distribution of principal and interest to the Series 1995-2 Certificateholders has not occurred before the Distribution Date occurring in the second month preceding the month in which the Scheduled Series 1995-2 Termination Date occurs (the "Extension Date"), the
                                                      --------------
right of Series 1995-2 Certificateholders to receive payments from the Trust may, by vote of the Holders of Series 1995-2 Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Investor Interest of any Class of this Series prior to the Transfer Date in the month immediately preceding the month in which the Scheduled Series 1995-2 Termination Date occurs, be extended until the earlier of (i) the day which is one year after the Scheduled Series 1995-2 Termination Date or (ii) the day after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the Investor Interest plus Series 1995-2 Certificate interest accrued through and including the last day of the month preceding the month in which such Distribution Date occurs (the "Series 1995-2
                                                                 -------------
Final Termination Date"). The Trustee shall notify the Series 1995-2
- ----------------------
Certificateholders, by notice given by first-class mail to such Series 1995-2 Certificateholders at their addresses as they appear on the Certificate Register, no later than the Extension Date, that: (i) unless the requisite percentage of Holders of Series 1995-2 Certificates as of the Record Date immediately succeeding the Extension Date vote to extend the right of the Series 1995-2 Certificateholders to receive payments from the Trust until the Final Series 1995-2 Termination Date prior to the Transfer Date in the month immediately preceding the month in which the Scheduled Series 1995-2 Termination Date occurs, the right of the Series 1995-2 Certificateholders from the Trust will terminate on the Scheduled Series 1995-2 Termination Date; and (ii) (unless the Rating Agency notifies the Trustee to the contrary prior to such Record
Date) that the ratings assigned to the Series 1995-2 Certificates by the Rating Agency will be withdrawn on the Scheduled Series 1995-2 Termination Date. In the event that the Series 1995-2 Certificateholders of any Class vote to extend the right of the Series 1995-2 Certificateholders to receive payments from the Trust, the Servicer shall continue to collect payments on the Receivables and apply such Collections as provided in Article IV, and the Series 1995-2 Certificates of each Class shall be treated as a single Class of Class A Certificates for all purposes of this Series Supplement except that the interest rate for each Class shall continue to be the respective rate provided herein for such Class.

          SECTION 11. Ratification and Reaffirmation of Pooling and
                      ---------------------------------------------
Servicing Agreement. As supplemented by this Series Supplement, the Agreement is
- -------------------
in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

          SECTION 12. Ratification and Reaffirmation of Representations
                      -------------------------------------------------
and Warranties. Except as otherwise provided in the Agreement, each of the
- --------------
Seller, the Servicer and the Trustee hereby ratify and reaffirm its representations and warranties contained in the Agreement as follows: (a) with respect to the Seller, the representations and warranties contained in (i)
Section 2.03, (ii) Section 2.04(a) (with respect to the Agreement as supplemented by this Series Supplement) and (iii) Section 2.04(b), (b) with respect to the Servicer, the representations and warranties contained in Section
3.03 of the Agreement and (c) with respect to the Trustee, the representations and warranties contained in Section 11.15 of the Agreement, as though such representations and warranties were made by such party at and as of the Closing Date.

          SECTION 13. Rights Under Section 9.02. With respect to Series
                      -------------------------
1995-2 and any subsequently issued Series and the reference in Section 9.02(a) of the Agreement to "instructions of Holders of Investor Certificates evidencing more than 50% of the investor interest of any Series (or, with respect to any Series with two or more Classes, 50% of any Class)", neither the Series 1995-2 Certificateholders nor any Class thereof shall be deemed to have given such instructions unless Holders of not less than 50% of the Investor Interest of Series 1995-2 and each Class thereof together with Holders of not less than 50% of the investor interest of each other Series issued subsequent to January 1, 1995 and each Class thereof give such instructions.

          SECTION 14. No Subordination.  Notwithstanding the provisions
                      ----------------
contained in Section 13.01 to the contrary, the Agreement may also be amended from time to time by the Servicer, the Seller and the Trustee with the consent of (a) the Holders of Series 1995-2 Certificates evidencing Undivided Interests aggregating not less than 100% of the Class A Investor Interest and the Class B Investor Interest and (b) the Collateral Interest Holder, for the purpose of (i) adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or (ii) modifying in any manner the rights of the Investor Certificateholders which would, in either case, result in the subordination of the rights of the Series 1995-2 Certificateholders or the Collateral Interest Holder to the rights of the Holders of any other Series.

          SECTION 15. Repurchase of the Series 1995-2 Certificates.  In
                      --------------------------------------------
the event of a breach of any of the representations and warranties set forth in
Section 12(a)(ii) of this Series Supplement, either the Trustee, or the Holders of Series 1995-2 Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest, by notice then given in writing to the Seller (and to the Trustee and the Servicer, if given by the Series 1995-2 Certificateholders), may direct the Seller to repurchase the Series 1995-2 Certificates within 60 days of such notice, or within such longer period as may be specified in such notice, which period shall not exceed 120 days), and the Seller shall be obligated to repurchase on a Distribution Date specified by the Seller (such Distribution Date, the "Repurchase Date") occurring within such
                                     ---------------
applicable period on the terms and conditions set forth below; provided, however, that no such repurchase shall be required to be made if, at any time during such applicable period, the representations and warranties contained in
Section 12(a)(ii) hereof, shall then be true and correct in all material respects. The Seller shall deposit on the Transfer Date (in New York Clearing House, next day funds) immediately preceding such Repurchase Date, an amount equal to the reassignment deposit amount for such Certificates in the Distribution Account, for distribution to the Series 1995-2 Certificateholders pursuant to Article XII of the Agreement and Section 10 hereof. The reassignment deposit amount for such reassignment shall be equal to (i) the Investor Interest at the end of the day on the last day of the Monthly Period preceding the Repurchase Date, less the amount on deposit in the Principal Account which will be transferred to the Distribution Account on the related Transfer Date, (ii) an amount equal to all interest accrued but unpaid on the Series 1995-2 Certificates at the applicable rates through the end of the Interest Period in which such Transfer Date occurs and all other amounts then owing to the Collateral Interest Holder, less the amount on deposit in the Finance Charge Account which will be transferred to the Distribution Account on the related Transfer Date, and (iii) any amounts owing by Chase USA pursuant to the Loan Agreement. Payment of the portion of the reassignment deposit amount and the deposit of the amounts referred to in the second portion of clause (i) and in clause (ii) of the preceding sentence into the Distribution Account, shall be considered a prepayment in full of the Series 1995-2 Certificates. The Series 1995-2 Termination Date shall be deemed to have occurred on the Repurchase Date as long as such amount was deposited in full into the Distribution Account on such Transfer Date; provided, however, that any amounts owing by Chase USA pursuant to the Loan Agreement shall not be deposited into the Distribution Account, and shall be paid to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement. If the Trustee or the Series 1995-2 Certificateholders give notice directing the Seller to repurchase the Series 1995-2 Certificates as provided above, the obligation of the Seller to repurchase the Series 1995-2 Certificates and to pay the repurchase deposit amount pursuant to this Section 15 shall constitute the sole remedy respecting a breach of the representations and warranties contained in
Section 12(a)(ii) available to the Series 1995-2 Certificateholders or the Trustee on behalf of the Series 1995-2 Certificateholders.

          SECTION 16. Counterparts.  This Series Supplement may be
                      ------------
executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 17. Additional Covenants of the Trustee. The Trustee
                      -----------------------------------
hereby covenants that it will not execute any amendment to the Loan Agreement which relates to (i) any right or obligation of the Trust or the Trustee under the Loan Agreement, (ii) any provision of the Loan Agreement relating to the nonrecourse nature of the Loan Agreement, or (iii) any provision of the Loan Agreement which constitutes an agreement by the Agent or a Collateral Interest Holder not to institute bankruptcy or similar proceedings against the Trust or
(iv) any provision of the Loan Agreement which requires the consent of the Trustee to any amendment or waiver of the terms thereof, unless it has received a notice from Standard & Poor's and Moody's that such amendment will not result in the reduction or withdrawal of their respective then existing ratings of the Series 1995-2 Certificates.

          SECTION 18. Third-Party Beneficiaries.  The Agreement and this
                      -------------------------
Series Supplement will inure to the benefit of the Collateral Interest Holder. Without limiting the generality of the foregoing, all covenants and agreements in the Agreement which expressly confer rights upon the Collateral Interest Holder shall be for the benefit of and run directly to the Collateral Interest Holder, and the Collateral Interest Holder shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to the Agreement hereto.

          SECTION 19. Series 1995-2 Investor Exchange. Pursuant to
                      -------------------------------
subsection 6.09(b), the Series 1995-2 Certificateholders may tender their Series 1995-2 Certificates, and the Holder of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate, in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Series 1995-2 Certificateholders. Such notice of exchange will specify, among other things: (a) the amount of Series 1995-2 Certificates of each Class that may be tendered, (b) the Certificate Rate or Rates with respect to the new Series, (c) the term of the Series and the terms and amount of each Class, if any, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to such Series and (f) the time and the manner in which the tender and cancellation of the Series 1995-2 Certificates and the issuance of the new Series of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.09(b) and 6.09(c), and the receipt by the Trustee of the exchange notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Seller Certificate and the applicable Series 1995-2 Certificates, and shall issue such Series of Investor Certificates and a new Exchangeable Seller Certificate, each dated the Exchange Date.

          SECTION 20. Servicing Compensation.  The Monthly Investor
                      ----------------------
Servicing Fee shall be determined by the Servicer on each Determination Date and allocated pro rata by the Servicer on each such date to the Class A
          --- ----
Certificates, the Class B Certificates and the Collateral Interest based upon the Class A Floating Percentage (the "Class A Servicing Fee"), the Class B
                                      ---------------------
Floating Percentage (the "Class B Servicing Fee") and the Collateral Floating
                          ----------------------
Percentage (the "Collateral Interest Servicing Fee"), respectively.
                 ---------------------------------

          SECTION 21. Governing Law.  THIS SERIES SUPPLEMENT SHALL BE
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 22. Notices.  Notices which are required to be given
                      -------
hereunder to the Collateral Interest Holder be given in the manner specified in
Section 13.05 of the Agreement to the Agent at its address specified in the Loan Agreement, or at such other address as the Agent may direct in writing.

          IN WITNESS WHEREOF, the Seller the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                          THE CHASE MANHATTAN BANK (USA),
                             Seller and Servicer


                          By: /s/ Keith Schuck
                              ---------------------------
                              Name:  Keith Schuck
                              Title: Vice President


                          YASUDA BANK AND TRUST COMPANY (U.S.A.),
                             Trustee


                          By: /s/ Anthony A. Bocchino
                              ---------------------------
                              Name:  Anthony A. Bocchino
                              Title: Vice President

                                                                     EXHIBIT A-1
                                                                     -----------

                          FORM OF CLASS A CERTIFICATE
                          ---------------------------



No. R-A-[__]                                                     $[___________]
                                                           CUSIP No. 161 612 AF3

                   Chase Manhattan Credit Card Master Trust
         Class A Floating Rate Asset Backed Certificate, Series 1995-2

                  Each $1,000 minimum denomination represents
                  -------------------------------------------
                 1/1,282,500 of the Class A Investor Interest
                 --------------------------------------------

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA* and MasterCard* credit card receivables generated or to be generated by The Chase Manhattan Bank (USA).


                     (Not an interest in or obligation of
                        The Chase Manhattan Bank (USA)
                          or any Affiliate thereof.)

UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CHASE MANHATTAN BANK (USA) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of The Chase Manhattan Bank
(USA), a banking corporation organized under the laws of the State of Delaware, all monies due or to become due in payment of the Receivables and certain other assets and interests included in the Trust pursuant to a Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-2 Supplement thereto dated as of June 1, 1995 (collectively, the


_______________________

*VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

"Agreement"), by and between The Chase Manhattan Bank
(USA), as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.), as Trustee (the "Trustee").

          The Seller has structured the Agreement and the Series 1995-2 Certificates with the intention that the Series 1995-2 Certificates will qualify under applicable tax law as indebtedness. Each Series 1995-2 Certificateholder (or Series 1995-2 Certificate Owner) by acceptance of its Certificate (or, in the case of a Series 1995-2 Certificate Owner, by virtue of such Series 1995-2 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Series 1995-2 Certificates consistently with, and to take no action inconsistent with, the treatment of the Series 1995-2 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

          THE AGREEMENT AND THE CLASS A CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          The assets of the Trust in which this Class A Certificate represents an interest consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts, (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Delaware) of such Receivables and Insurance Proceeds relating thereto, (d) Recoveries relating thereto and (e) Interchange allocable to the Trust pursuant to Section 2.05(k) of the Agreement, and (ii) such funds as from time to time are deposited in the Collection Account, the Investor Accounts and the Principal Account. This Class A Certificate is one of a series of Certificates entitled "Chase Manhattan Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1995-2" (the "Class A Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class A Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Finance Charge Account, the Principal Account and the Distribution Account.

          Also issued under the Agreement are the "Chase Manhattan Credit Card Master Trust Class B Floating Rate Asset-Backed Certificates, Series 1995-2" (the "Class B Certificates"), which represent an undivided interest in the Trust subordinate to the Class A Certificates, and the "Chase Manhattan Credit Card Master Trust Collateral Interest, Series 1995-2" (the "Collateral Interest" and, collectively with the Class A Certificates and the Class B Certificates, the "Series 1995-2 Investor Certificates"), which represents an undivided interest
                                     A-1-2
in the Trust that is subordinate to the Class A Certificates and Class B Certificates. The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest and Class B Investor Interest, respectively, at such time. The initial Class A Investor Interest is $1,282,500,000 as of June 20, 1995 (the "Closing Date"). The Initial Class B Investor Interest is $82,500,000 as of the Closing Date. The Collateral Initial Interest is $135,000,000 as of the Closing Date. The Class A Investor Interest on any date of determination will be an amount (not less than zero) equal to (a) the Initial Class A Investor Interest, minus (b) the aggregate
                                                    -----
amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A
              -----
Investor Charge-Offs for all prior Distribution Dates over Class A Investor
                                                      ----
Charge-Offs reimbursed prior to such date of determination minus (d) the
                                                           -----
principal amount of Class A Certificates previously tendered and exchanged pursuant to an Investor Exchange.

          In addition to the Certificates, an Exchangeable Seller Certificate will be issued to the Seller pursuant to the Agreement, and other Series of Certificates may from time to time be issued by the Trust, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by the Series 1995-2 Certificates or any other Series of Certificates.

          Interest will accrue on the Class A Certificate from the Closing Date through July 6, 1995 at the rate of 6.1925% per annum, and with respect to each Interest Period thereafter, at the rate of 0.13% per annum above LIBOR, as more specifically set forth in the Agreement (the "Class A Certificate Rate"), and will be distributed on July 17, 1995 and on the 15th day of each calendar month thereafter (or, if such day is not a Business Day, on the next Business Day) (each, a "Distribution Date"), to the Class A Certificateholders of record as of the last day of the month preceding the related Distribution Date (the "Record Date").

          In general, as set forth in the Agreement, payments of principal with respect to the Class A Certificates will be limited to the Class A Investor Interest, which may be less than the unpaid principal balance of the Class A Certificates. The final principal payment with respect to the Class A Certificates is scheduled to be made on the December 1998 Distribution Date, but the final principal payment may be made earlier or later under certain circumstances set forth in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER OR THE SERVICER, AND NEITHER THE CERTIFICATES NOR THE ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT.

          As provided in the Agreement, withdrawals from the Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Certificateholders.

                                     A-1-3

          The Agreement permits, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the Servicer and the rights of the Investor Certificateholders under the Agreement at any time by the Servicer, the Seller and the Trustee in certain cases with the consent of the holders of record of Investor Certificates evidencing undivided interests aggregating not less than 66 2/3% of the Investor Interest of each outstanding Series adversely affected by such amendment; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate, (b) change the definition of or the manner of calculating the Investor Interest, the Investor Percentage, or the Investor Default Amount or (c) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder then of record. Any such amendment and any such consent by the holder of record of this Certificate shall be conclusive and binding on such Certificateholder and on any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                     A-1-4

          IN WITNESS WHEREOF, The Chase Manhattan Bank (USA) has caused this Certificate to be executed by its duly authorized officer.


                                              THE CHASE MANHATTAN BANK (USA)


                                              By:__________________________
                                                   Frank DeGenova,
                                                   as Authorized Signatory


Dated:  June 20, 1995

                                     A-1-5

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------


          This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                          Yasuda Bank and Trust Company (U.S.A.),
                           as Trustee


                          By:__________________________________
                             Authorized Officer

                                     A-1-6

                                                                     EXHIBIT A-2
                                                                     -----------


                          FORM OF CLASS B CERTIFICATE
                          ---------------------------



No. R-B-[__]                                                      $[___________]
                                                           CUSIP No. 161 612 AG1

                   Chase Manhattan Credit Card Master Trust
         Class B Floating Rate Asset Backed Certificate, Series 1995-2

                  Each $1,000 minimum denomination represents
                  -------------------------------------------
                   1/82,500 of the Class B Investor Interest
                   -----------------------------------------

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA* and MasterCard* credit card receivables generated or to be generated by The Chase Manhattan Bank (USA).


                     (Not an interest in or obligation of
                        The Chase Manhattan Bank (USA)
                          or any Affiliate thereof.)

THIS CLASS B CERTIFICATE IS SUBORDINATED IN CERTAIN RIGHTS OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CLASS B CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CHASE MANHATTAN BANK (USA) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under

____________________________________

*VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

selected VISA and MasterCard credit card accounts (the "Accounts") of The Chase Manhattan Bank (USA), a banking corporation organized under the laws of the State of Delaware, all monies due or to become due in payment of the Receivables, and certain other assets and interests included in the Trust pursuant to a Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-2 Supplement thereto dated as of June 1, 1995 (collectively, the "Agreement"), by and between The Chase Manhattan Bank (USA), as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.), as Trustee (the "Trustee").

          The Seller has structured the Agreement and the Series 1995-2 Certificates with the intention that the Series 1995-2 Certificates will qualify under applicable tax law as indebtedness. Each Series 1995-2 Certificateholder (or Series 1995-2 Certificate Owner) by acceptance of its Certificate (or, in the case of a Series 1995-2 Certificate Owner, by virtue of such Series 1995-2 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Series 1995-2 Certificates consistently with, and to take no action inconsistent with, the treatment of the Series 1995-2 Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

          THE AGREEMENT AND THE CLASS B CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          The assets of the Trust in which this Class B Certificate represents an interest consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts, (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Delaware) of such Receivables and Insurance Proceeds relating thereto, (d) Recoveries relating thereto and (e) Interchange allocable to the Trust pursuant to Section 2.05(k) of the Agreement, and (ii) such funds as from time to time are deposited in the Collection Account, the Investor Accounts and the Principal Account. This Class B Certificate is one of a series of Certificates entitled "Chase Manhattan Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1995-2" (the "Class B Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class B Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Finance Charge Account, the Principal Account and the Distribution Account.

                                     A-2-2

          Also issued under the Agreement are the "Chase Manhattan Credit Card Class A Floating Rate Asset-Backed Certificates, Series 1995-2" (the "Class A Certificates"), which represent an undivided interest in the Trust senior to the Class B Certificates, and the "Chase Manhattan Credit Card Master Trust Collateral Interest, Series 1995-2" (the "Collateral Interest" and, collectively with the Class A Certificates and the Class B Certificates, the "Series 1995-2 Investor Certificates"), which represents an undivided interest in the Trust subordinate to the Class A Certificates and Class B Certificates. The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest and Class B Investor Interest, respectively, at such time. The Initial Class A Investor Interest is $1,282,500,000 as of June 20, 1995 (the "Closing Date"). The Initial Class B Investor Interest is $82,500,000 as of the Closing Date. The Collateral Initial Interest is $135,000,000 as of the Closing Date. The Class B Investor Interest on any date of determination will be an amount (not less than zero) equal to (a) the Initial Class B Investor Interest, minus (b) the aggregate amount of
                                       -----
principal payments made to the Class B Certificateholders prior to such date,

minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior
- -----
Transfer Dates, minus (d) the amount of Reallocated Class B Principal
                -----
Collections allocated on all prior Transfer Dates, minus (e) an amount equal to
                                                   -----
the amount by which the Class B Investor Interest has been reduced to cover the Class A Investor Default Amount on all prior Transfer Dates, plus (f) the amount
                                                             ----
of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the forgoing clauses (c), (d) and (e), minus (g) the principal
                                                   -----
amount of Class B Certificates previously tendered and exchanged pursuant to an Investor Exchange.

          In addition to the Certificates, an Exchangeable Seller Certificate will be issued to the Seller pursuant to the Agreement, and other Series of certificates may from time to time be issued by the Trust, which will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by the Series 1995-2 Certificates or any other Series of certificates.

          Interest will accrue on the Class B Certificates from the Closing Date through July 16, 1995 at the rate of 6.3125% per annum, and with respect to each Interest Period thereafter, at the rate of 0.25% per annum above LIBOR, as more specifically set forth in the Agreement (the "Class B Certificate Rate"), and will be distributed on July 17, 1995 and on the 15th day of each calendar month thereafter (or, if such day is not a Business Day, on the next Business Day) (each, a "Distribution Date"), to the Class B Certificateholders of record as of the last day of the month preceding the related Distribution Date (the "Record Date").

          In general, as set forth in the Agreement, payments of principal with respect to the Class B Certificates will be limited to the Class B Investor Interest, which may be less than the unpaid principal balance of the Class B Certificates. The final principal payment with respect to the Class B Certificates is scheduled to be made on the January 1999 Distribution Date, but the final principal payment may be made earlier or later under certain circumstances set forth in the Agreement.

                                     A-2-3

          The Class B Certificates will be subordinated to the Class A Certificates as to priority of payment and otherwise, to the extent provided in the Agreement. In certain circumstances, funds otherwise payable to Class B Certificateholders could be reallocated to make payments on the Class A Certificates and charge-offs otherwise allocable to the Class A Certificates could be reallocated to the Class B Certificates, resulting in a reduced Class B Investor Interest.

          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER OR THE SERVICER, AND NEITHER THE CERTIFICATES NOR THE ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT.

          As provided in the Agreement, withdrawals from the Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Certificateholders.

          The Agreement permits, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the Servicer and the rights of the Investor Certificateholders under the Agreement at any time by the Servicer, the Seller and the Trustee in certain cases with the consent of the holders of record of Investor Certificates evidencing undivided interests aggregating not less than 66 2/3% of the Investor Interest of each outstanding Series adversely affected by such amendment; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate, (b) change the definition of or the manner of calculating the Investor Interest, the Investor Percentage, or the Investor Default Amount or (c) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder then of record. Any such amendment and any such consent by the holder of record of this Certificate shall be conclusive and binding on such Certificateholder and on any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may

                                     A-2-4
require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                                     A-2-5

          IN WITNESS WHEREOF, The Chase Manhattan Bank (USA) has caused this Certificate to be executed by its duly authorized officer.


                                              THE CHASE MANHATTAN BANK (USA)


                                              By:___________________________
                                                   Frank DeGenova,
                                                   as Authorized Signatory


Dated:  June 20, 1995

                                     A-2-6

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------


          This is one of the Class B Certificates referred to in the within-mentioned Agreement.


                          Yasuda Bank and Trust Company (U.S.A.),
                            as Trustee


                          By:___________________________________
                             Authorized Officer

                                     A-2-7

                                                                       EXHIBIT B
                                                                       ---------

                     FORM OF MONTHLY PAYMENT INSTRUCTIONS
                        AND NOTIFICATION TO THE TRUSTEE

                        ______________________________

                        THE CHASE MANHATTAN BANK (USA)
                        ______________________________

                   Chase Manhattan Credit Card Master Trust
                                Series 1995-2

                        ______________________________


          Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement, dated as of June 1, 1991, and the Series 1995-2 Supplement, dated as of June 1, 1995 (together, the "Agreement"), by and between The Chase Manhattan Bank (USA) ("Chase"), as Servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"); provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement. This Certificate is delivered pursuant to the terms of the Agreement.

          The undersigned, a duly authorized representative of the Servicer does hereby certify as follows:

          1)   Chase is the Servicer under the Agreement.

          2)   The undersigned is a Servicing Officer.

          3) The date of this notice is __________, _____, which is a Determination Date under the Agreement.


I.   INSTRUCTION TO MAKE A WITHDRAWAL
     --------------------------------

          Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee to apply, on __________, ____, which date is a Transfer Date under the Agreement, Class A Available Funds, Class B Available Funds, Collateral Available Funds from the Finance Charge Account and Available Principal Funds from the Principal Account, to make the following distributions:

     A)   To the Distribution Account for payment to the
          ----------------------------------------------
          Class A Certificateholders, Pursuant to Subsection
          --------------------------------------------------
          4.08(a)(i):
          ----------

          (1)  Class A Monthly Interest for the related
               Distribution Date....................................   $_______

          (2)  Class A Monthly Interest accrued
               but not paid.........................................   $_______

          (3)  Class A Additional Interest..........................   $_______

          (4)  Class A Additional Interest
               accrued but not paid.................................   $_______

     B)   To the Servicer, Pursuant to Subsection
          ---------------------------------------
          4.08(a)(ii). If neither Chase USA, nor any
          -----------
          Affiliate thereof, is the Servicer:


          (1)  The Class A Servicing Fee for the
               preceding Monthly Period.............................   $_______

          (2)  Class A Servicing Fees previously due but
               not distributed......................................   $_______

     C)   To the Principal Account, Pursuant to Subsection
          ------------------------------------------------
          4.08(a)(iii):
          -------------

          (1)  Class A Investor Default Amount for the
               preceding Monthly Period (to be treated
               as a portion of Available Principal
               Collections).........................................   $_______


     D)   Pursuant to Subsection 4.08(a)(iv):
          ----------------------------------

          (1)  Portion of Excess Spread from Class A
               Available Funds to be allocated and
               distributed as provided in Part II
               hereof...............................................   $_______


     E)   To the Distribution Account for payment to the
          ----------------------------------------------
          Class B Certificateholders, Pursuant to Subsection
          --------------------------------------------------
          4.08(b)(i):
          ----------

          (1)  Class B Monthly Interest for the related
               Distribution Date....................................   $_______


          (2)  Class B Monthly Interest accrued but not
               paid.................................................   $_______

          (3)  Class B Additional Interest..........................   $_______

          (4)  Class B Additional Interest accrued but
               not paid.............................................   $_______

     F)   To the Servicer, Pursuant to Subsection 4.08(b)(ii).
          ---------------------------------------------------
          If neither Chase USA, nor any Affiliate thereof, is the Servicer:

          (1)  The Class B Servicing Fee for the preceding Monthly
               Period..............................................     $_______

          (2)  Class B Investor Servicing Fees previously due but
               not distributed.....................................     $_______


     G)   Pursuant to Subsection 4.08(b)(iii):
          -----------------------------------

          (1)  Portion of Excess Spread from Class B Available
               Funds to be allocated and distributed as provided in
               Part II hereof......................................     $_______

     H)   To the Servicer, Pursuant to Subsection 4.08(c)(i). If
          --------------------------------------------------
          neither Chase USA, nor any Affiliate thereof, is the
          Servicer:

          (1)  The Collateral Interest Servicing Fee for the
               preceding Monthly Period.............................    $_______

          (2)  Collateral Interest Servicing Fee previously due but
               not distributed......................................    $_______


     I)   Pursuant to Subsection 4.08(c)(ii):
          ----------------------------------

          (1)  Portion of Excess Spread from Collateral Available
               Funds to be allocated and distributed as provided
               in Part II hereof....................................    $_______


     J)   Pursuant to Section 4.08(d):
          ---------------------------

          (1)  To the Collateral Interest Holder, Available
               Principal Collections, if any, applied in accordance
               with the Loan Agreement..............................    $_______


          (2)  Available Principal Collections, if any, to be
               treated as Shared Principal Collections and
               distributed as provided in Section 4.13..............    $_______

     K)   To the Distribution Account for payment to the
          ----------------------------------------------
          appropriate parties, Pursuant to Section 4.08(e):
          ------------------------------------------------

          (1)  The amount of Class A Monthly Principal..............    $_______

          (2)  The amount of Class B Monthly Principal..............    $_______

          (3)  The amount of Collateral Monthly
               Principal............................................   $_______

          (4)  Amounts remaining, if any, to be treated as Shared
               Principal Collections and applied in accordance with
               Section 4.13.........................................   $_______




II.  APPLICATION OF EXCESS SPREAD AND EXCESS FINANCE CHARGE COLLECTIONS
     ------------------------------------------------------------------


          Pursuant to Section 4.10, the Servicer does hereby instruct the Trustee to apply on _________, ____, which date is a Transfer Date under the Agreement, Excess Spread and Excess Finance Charge Collections allocated to Series 1995-2 as set forth below:

     A)   Pursuant to Section 4.10(a):
          ---------------------------

          (1)  The amount equal to the Class A Required Amount, if
               any, to fund any deficiency under Section 4.08(a),
               to be applied in accordance with, and in the priority
               set forth in, subsection 4.10(a).....................   $_______


     B)   To the Principal Account, Pursuant to Section 4.10(b):
          -----------------------------------------------------

          (1)  Aggregate amount of Class A Investor Charge-Offs not
               previously reimbursed pursuant to SectioN 4.09(a)
               (to be treated as Available Principal CollectionS)...   $_______

     C)   To the Distribution Account for payment to the Class B
          ------------------------------------------------------
          Certificateholders, Pursuant to Section 4.10(c):
          -----------------------------------------------

          (1)  Class B Monthly Interest that is due and unpaid or
               overdue and unpaid Class B Monthly Interest, but not
               available from Class B Available Funds...............   $________


          (2)  Class B Additional Interest that is overdue and
               unpaid, but not available from Class B Available
               Funds................................................   $________


     D)   To the Servicer, Pursuant to Section 4.10(d). If neither
          --------------------------------------------
          Chase USA nor any Affiliate thereof is the Servicer:
          (1)  The amount of Class B Servicing Fee for such monthly
               period and overdue and unpaid Class B Servicing Fee
               not available from Class B Available Funds...........   $_______

     E)   Pursuant to Section 4.10(e):
          ---------------------------

          (1)  The Class B Investor Default Amount for such Transfer
               Date (to be treated as a portion of Available Principal
               Collections).........................................   $_______


     F)   Pursuant to Section 4.10(f):
          ---------------------------
          (1)  The amount by which Class B Investor Interest has been reduced pursuant to clauses (c), (d) and (e) of the
               definition thereof (to be treated as a portion of
               Available Principal Collections).....................   $_______


     G)   To the Distribution Account for payment to the Collateral
          ---------------------------------------------------------
          Interest Holder, Pursuant to Section 4.10(g):
          --------------------------------------------

          (1) Collateral Monthly Interest and any overdue and unpaid Collateral Monthly Interest not available from
               Collateral Available Funds..........................    $_______

          (2)  Collateral Additional Interest overdue and unpaid not
               available from Collateral Available Funds...........    $_______


     H)   Pursuant to Section 4.10(h):
          ---------------------------
          (1)  Monthly Investor Servicing Fees that are due on such
               Transfer Date and unpaid and any overdue and unpaid
               Monthly Investor Servicing Fees.....................    $_______



     I)   Pursuant to Section 4.10(i):
          ---------------------------
          (1)  The Collateral Default Amount for the prior Monthly
               Period (to be treated as a portion of Available
               Principal Collections)..............................    $_______


     J)   To the Principal Account, Pursuant to Section 4.10(j):
          -----------------------------------------------------
          (1)  The aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest
               (to be treated as Available Principal Collections)...   $_______

     K)   To the Collateral Interest Holder for application, Pursuant to the
          ------------------------------------------------------------------
          Loan Agreement Pursuant to Section 4.10(k):
          ------------------------------------------

          (1) All other amounts payable under the Loan Agreements out
              of Excess Spread and Excess Finance Change Collections   $_______

     L)   Pursuant to Section 4.10(m):
          ---------------------------
          (1)  The balance, if any, to be treated as Shared Excess
               Finance Charge Collections and allocated to other
               Series in Group I or the Holder of the Seller
               Certificate pursuant to Section 4.12.................   $_______

III. REALLOCATED PRINCIPAL COLLECTIONS
     ---------------------------------

          Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply from the Series 1995-2 Collection Subaccount on ________, ____, which is a Transfer Date under the Agreement, to apply Reallocated Principal Collections to fund any deficiencies in the Class A Required Amount and the Class B Required Amount in the following priority.

     A)   Pursuant to Section 4.11(a):
          ---------------------------

          (1)  The Class A Required Amount after applying Excess
               Spread and Excess Finance Charge Receivables pursuant
               to Section 4.10, to be applied pursuant to subsections
               4.08(a)(i), (ii) and (iii)...........................   $_______

      B)  Pursuant to Section 4.11(b):
          ---------------------------

          (1)  The Class B Required Amount after applying Excess
               Spread and Excess Finance Charge Receivables pursuant
               to Section 4.10, to be applied pursuant to subsections
               4.08(b)(i) and (ii)..................................   $_______

IV.  ACCRUED AND UNPAID AMOUNTS
     --------------------------

          After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:

     A)   The aggregate amount of the Class  A Interest Shortfall...   $_______

     B)   The aggregate amount of the Class B Interest Shortfall....   $_______

     C)   The aggregate amount of the Collateral Interest
          Payment Shortfall.........................................   $_______

     D)   The aggregate amount of all accrued and unpaid Monthly Investor
          Servicing Fees............................................   $_______

     E)   Pursuant to Section 4.10:
          ------------------------
          The aggregate amount of all unreimbursed Investor Charge
          Offs......................................................   $_______



          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.


                                      THE CHASE MANHATTAN BANK (USA),
                                       Servicer


                                      By:___________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT C
                                                                       ---------

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      ___________________________________

                        THE CHASE MANHATTAN BANK (USA)
                      ___________________________________

            Chase Manhattan Credit Card Master Trust Series 1995-2
                      ___________________________________

                For the ____________________ Distribution Date

                    For ____________________ Monthly Period

                      ___________________________________


          Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-2 Supplement dated as of June 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank (USA) ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1995-2 Class A Certificates and Series 1995-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the _____________, ____ Distribution Date, the "Distribution Date") and with respect to the performance of the Trust during the month of __________, ____ (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I.   INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION
     TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED
     ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)
     -------------------------------------------------------------


     A)   The total amount of the distribution to Series 1995-2
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

          (1)  Class A Certificateholders...........................    $_______
          (2)  Class B Certificateholders...........................    $_______

     B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-2 Certificates, per $1,000 original certificate principal amount

          (1)  Class A Certificateholders..........................    $________
          (2)  Class B Certificateholders..........................    $________


     C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-2 Certificates, per $1,000 original certificate principal amount

          (1)  Class A Certificates.................................   $________
          (2)  Class B Certificates.................................   $________



II.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST
     --------------------------------------------------
     A)   Collections
          -----------

          (1)  The aggregate amount of Collections processed with
               respect to Billing Cycles ending during the preceding
               Monthly Period and allocated to the Series 1995-2
               Certificates was equal to............................   $________


          (2)  The Payment Rate with respect to the preceding Monthly
               Period was equal to..................................    _______%


                    For the 2nd Monthly Period
                    (the preceding Monthly Period),
                    the monthly payment rate was
                    equal to.......................................     _______%


                    For the 3rd Monthly Period (the
                    2nd preceding Monthly Period),
                    the monthly payment rate was
                    equal to.......................................     _______%


          (3)  The aggregate amount of Collections of Principal
               Receivables processed with respect to Billing Cycles
               ending during the preceding Monthly Period which were
               allocated in respect of the Series 1995-2
               Certificates........................................    $________


          (4)  The aggregate amount of Collections of Finance Charge
               Receivables processed with respect to Billing Cycles
               ending during the preceding Monthly Period which were
               allocated in respect of the Series 1995-2
               Certificates........................................    $________

     B)   Deficit Controlled Amortization Amount....................   $________
          --------------------------------------

     C)   Principal Receivables in the Trust and Allocation Percentages
          -------------------------------------------------------------

          (1)  The aggregate amount of Principal Receivables in the
               Trust as of the end of each Billing Cycle ending in the
               preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the
               Investor Interest of Series 1995-2, and by the Investor
               Interest of all other outstanding
               Series).............................................    $________


          (2) The Investor Interest as of the last day of the preceding Monthly Period

               (a)  Investor Interest..............................    $________
               (b)  Class A Investor Interest......................    $________
               (c)  Class B Investor Interest......................    $________
               (d)  Collateral Interest............................    $________

          (3)  The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above...............................................     _______%


          (4)  The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above...............................................     _______%


          (5)  The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above...............................................     _______%


          (6)  The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above...............................................     _______%


          (7)  The Class A Floating Percentage.....................     _______%

          (8)  The Class B Floating Percentage.....................     _______%

          (9)  The Class B Principal Percentage....................     _______%

          (10) The Collateral Floating Percentage.................      _______%

          (11) The Collateral Principal Percentage................      _______%

          (12) The Floating Allocation Percentage.................      _______%

          (13) The Principal Allocation Percentage................      _______%

     D)   Portfolio Yield and Base Rate
          -----------------------------

          (1)  The annualized Portfolio Yield for the preceding
               Monthly Period was equal to.........................    _______%

                    For the 2nd preceding Monthly Period, the
                    annualized portfolio yield was equal to........    _______%


                    For the 3rd preceding Monthly Period, the
                    annualized portfolio yield was equal to........    _______%



                    The three month average Portfolio Yield was
                    equal to.......................................    _______%


          (2)  Base Rate for the preceding Monthly Period was
               equal to ...........................................    _______%

                    For the 2nd preceding Monthly Period, the Base
                    Rate was equal to..............................    _______%


                    For the 3rd preceding Monthly Period, the Base
                    Rate was equal to..............................    _______%



     E)   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent, as of the end of the last day of the related Billing Cycle which ended during the current Monthly Period by:

                                           Aggregate    As a Percentage
                                           Account      of Aggregate
                                           Balance      Receivables
          (1)  up to 29 days:              $__________  _________%
          (2)  30 - 59 days:               $__________  _________%
          (3)  60 - 89 days:               $__________  _________%
          (4)  90 or more days:            $__________  _________%

               Total:                      $                     %
                                           ===========  ==========

     F)   Investor Default Amount
          -----------------------

          (1)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during the preceding Monthly
               Period allocable to the Investor Interest less
               Recoveries allocable to the Investor Interest (the
               "Series 1995-2 Aggregate Investor Default Amount")...   $________

          (2)  The portion of the Series 1995-2 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount").....   $________

          (3) The portion of the Series 1995-2 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount").....   $________

          (4)  The portion of the Series 1995-2 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")..   $________


          (5)  The annualized investor default percentage ((Series
               1995-2 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period
               was equal to.........................................   _______%

                    For the 2nd preceding Monthly Period, the
                    annualized investor default percentage was equal
                    to..............................................   _______%

                    For the 3rd preceding Monthly Period,
                    the annualized investor default
                    percentage was equal to........................    _______%

     G)   Investor Charge Offs
          --------------------

          (1)  The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period....................    $________


          (2)  The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               the preceding Distribution Date.....................    $________


          (3)  The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal
               amount..............................................    $________

          (4)  The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period..............................   $________


          (5)  The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date...............................   $________


          (6)  The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(3) above, per $1,000 original
               Class B Certificate principal amount.................   $________

          (7)  The aggregate amount of Investor Charge-Offs.........   $________

          (8)  The aggregate amount of reimbursed Investor Charge-
               Offs.................................................   $________

     H)   Shared Excess Finance Charge Collection
          ---------------------------------------

          The aggregate amount of shared Excess Finance Charge
          Collection during the preceding Monthly Period which were
          allocated to the Series 1995-2 Certificates...............   $________


     I)   Shared Principal Collections
          ----------------------------

          The aggregate amount of Shared Principal Collections
          during the preceding Monthly Period which were allocated
          to the Series 1995-2 Certificates.........................   $________


     J)   Reallocated Principal Collections
          ---------------------------------

          (1)  Collections of Principal Receivables allocable to
               Class B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period...............   $________

          (2)  Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class B
               Required Amount.....................................    $________


     K)   Monthly Investor Servicing Fee
          ------------------------------

          (1)  The amount of the Monthly Investor Monthly Servicing
               Fee payable by the Trust to the Servicer for the
               preceding Monthly Period............................    $________


          (2)  The amount of the Class A Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
               Period..............................................    $________


          (3)  The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
               Period..............................................    $________


          (4)  The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period......................................    $________


     L)   Collateral Interest
          -------------------

          (1)  The Available Collateral Interest, as of the close of
               Transfer Date for the preceding Monthly Period was
               equal to............................................    $________


     M)   Required Collateral Interest
          ----------------------------

          (1)  The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal
               to..................................................    $________


III. THE POOL FACTOR
     ---------------

     A)   The Pool Factor for the Record Date for the distribution to be made on the Distribution Date (which represents the ratio of the amount of the Investor Interest as of such Record
          Date (determined after taking into account any reduction in the Investor Interest which will occur on the following
          Distribution Date) to the Initial Investor Interest). The
          amount of a Certificateholder's pro rata share of the
                                          --- ----
          Investor Interest can be determined by multiplying the
          original denomination of the Certificateholder's Certificate  ________
          by the Pool Factor.......................................

                                   THE CHASE MANHATTAN BANK (USA),
                                     Servicer


                                   By:____________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT D
                                                                       ---------

                                                              Schedule 1995-2 to
                                                  Monthly Servicer's Certificate
                                                  ------------------------------

              FORM OF SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE

                      ___________________________________

                        THE CHASE MANHATTAN BANK (USA)

                      ___________________________________

            Chase Manhattan Credit Card Master Trust, Series 1995-2

                      ___________________________________

                For the ____________________ Determination Date

                  For the ____________________ Monthly Period


     1.   The aggregate amount of Collections processed during the
Billing Cycles which ended during such Monthly Period (equal to 1(a)
plus 1(b)) was equal to.............................................    $_______


          (a)  The aggregate amount of Collections of Finance Charge
               Receivables collected during the Billing Cycles which
               ended during such Monthly Period (the "Collections of
               Finance Charge Receivables") allocated to Series
               1995-2 was equal to..................................    $_______

          (b)  The aggregate amount of Collections of Principal
     Receivables collected during the Billing Cycles which ended during such Monthly Period (the "Collections of Principal
     Receivables") allocated to Series 1995-2 was equal to..........    $_______

          (c)  The aggregate amount of Collections deemed to be
     Collections of Finance Charge Receivables pursuant to
     subsection 4.02(b)(i) during the Billing Cycles which ended during such Monthly Period relating to Series 1995-2 (the
     "Estimated Collections of Billed Finance Charge Receivables")
     was equal to...................................................    $_______

          (d)  The aggregate amount of Collections deemed to be
     Principal Receivables pursuant to subsection 4.02(b)(i) during the Billing Cycles which ended during such Monthly Period
     relating to Series 1995-2 (the "Estimated Collections of Billed
     Principal Receivables") was equal to...........................    $_______

     2.   The aggregate amount of funds on deposit in the Finance
Charge Account with respect to Collections processed [during the
Billing Cycles which ended during such Monthly Period] [during such Monthly Period], and allocated to Series 1995-2, as of the
end of the last day of such Monthly Period was equal to........         $_______

     3. (a) The excess of (i) Collections of Finance Charge Receivables allocated to Series 1995-2 over (ii) Estimated Collections of Billed Finance Charge Receivables (1(a)-1(c)), if any, was equal to $_________ [of which $__________] [none of which] will be withdrawn from the Finance Charge Account and deposited to the Principal Account].

          (b) The excess of (i) Estimated Collections of Billed Finance Charge Receivables over (ii) Collections of Finance Charge Receivables allocated to Series 1995-2 (1(c)-1(a)), if any, was equal to $__________ [(of which $__________]
     [none of which] will be withdrawn from the Principal Account and deposited to the Finance Charge Account/1/].

          The aggregate amount of funds which will be on deposit in the Finance Charge Account on the Transfer Date relating to Series 1995-2 following this Determination Date, after giving effect to the payments and transfers in Items 3(a) and 3(b), will be $__________

     4.   The aggregate amount of funds on deposit in the Principal
Account with respect to Collections processed during the
Billing Cycles which ended during such Monthly Period and allocated to Series 1995-2, as of the end of the last day of such Monthly Period
was equal to........................................................    $_______

          The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, after giving effect to the payments and transfers in Items 3(a) and 3(b), will be

     5.   The aggregate amount of funds on deposit in the Series
1995-2 Collection Subaccount as of the end of the last day of such
Monthly Period was equal to.........................................    $_______

     6.   The aggregate amount of funds on deposit in the
Retention Subaccount relating to Series 1995-2 as of the end of
the last day of such Monthly Period was equal to....................   $________


     7.   (a)  The aggregate amount of Interchange to be
     deposited to the Collection Account and allocated to Series
     1995-2 on the next succeeding Transfer Date is equal
     to.............................................................   $________

          (b)  The amount of earnings (net of losses and
     investment expenses) on funds on deposit in the Principal
     Account to be transferred from the Retention Account to the
     Finance Charge Account on the next succeeding Transfer Date is
     equal to.......................................................   $________

     8.   The aggregate amount of [withdrawals] [payments] required
to be made [from] [to] the [Collection Subaccount relating to the
Series 1995-2 Certificates] [the Retention subaccount relating to
the Series 1995-2 Certificates] is equal to.........................   $________

     9.   The sum of all amounts payable to the Investor
Certificateholders of Series 1995-2 on the Distribution Date in the current Monthly Period is equal to:

          Payable in respect of the Class A Certificates............   $________
          Payable in respect of interest on the Class A
          Certificates..............................................   $________
          Payable in respect of interest on the Class B
          Certificates..............................................   $________
          Payable in respect of principal of the Collateral
          Interest..................................................   $________
          Payable in respect of interest on the Collateral
          Interest..................................................   $________
          Total.....................................................   $________


     10. [No Series 1995-2 Pay Out Event or Trust Pay Out Event has occurred.] [The following [Series 1995-2 Pay Out Event] [Trust Pay Out Event] has occurred:______________________________.]

END NOTES
- ---------


1. Applicable to the Monthly Period in which the Conversion Date occurs, and any Monthly Period thereafter.

2.   Applicable to Monthly Periods before the Conversion Date.